As filed with the Securities and Exchange Commission on September 8, 2003

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-3023

                                  FORUM FUNDS
                              Two Portland Square
                             Portland, Maine 04101
                                  207-879-1900

                         David I. Goldstein, President
                              Two Portland Square
                             Portland, Maine 04101
                                  207-879-1900

                   Date of fiscal year end: DECEMBER 31, 2003

                    Date of reporting period: JUNE 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                      [B]
                                 BROWN ADVISORY


                               SEMI-ANNUAL REPORT



                                 JUNE 30, 2003
                                  (Unaudited)



                     BROWN ADVISORY INTERMEDIATE BOND FUND

                        BROWN ADVISORY VALUE EQUITY FUND

                       BROWN ADVISORY INTERNATIONAL FUND

--------------------------------------------------------------------------------
BROWN ADVISORY INTERMEDIATE BOND FUND
A MESSAGE TO OUR SHAREHOLDERS

--------------------------------------------------------------------------------

                                                                   June 30, 2003

Dear Shareholder:

We are pleased to provide you with the 2003 semi-annual report for the Brown Advisory Intermediate Bond Fund (the "Fund").

Bond market gains for the quarter continued to be positive although the magnitude of these returns, given low nominal rates, is becoming unsustainable. Recognizing where we are in this interest rate cycle, we anticipate subsequent total return results to be potentially modest, if not negative, as interest rates trough and eventually turn upward. Given the determination of the Federal Reserve's reinflation efforts and the perceived likelihood of its success, we have been reluctant to invest the Fund's cash. We believe the Federal Reserve will keep short-term rates low for an extended period, possibly too long; however, its fight against deflation has the potential to precipitate a sell-off in bond prices. Indeed, ten year Treasury rates have already moved up nearly 150 basis points (1.5%) from mid-June until mid-August.

Aided to a great extent by the Federal Reserve's aggressive easing policies, the bond market has enjoyed near-perfect conditions for much of the past three years. A conservative haven from both the geopolitical uncertainties and the turbulent equity markets, most sectors of the bond market have produced strong positive returns as investors, comfortable with more portfolio risk, reached further and further for yield.

We have expressed concerns in prior reports that the interest rate cycle has all but run its course. By mid-June, both short- and long-term interest rates were at levels not seen since the late 1950's and unlikely to decline further from such depressed levels. While the Federal Reserve's massive policy reflation seeks to push the economy back to a 3% to 4% annual growth path, this growth may come at the expense of increased financial imbalances that may result inproblems further down the road. Consumers are taking on more leverage; federal, state and local government finances are deteriorating; and the current account deficit is continuing to swell. To the extent these imbalances materialize, the Federal Reserve, with few policy weapons left in its arsenal, will be under great pressure to devalue debt burdens by increased inflation. As political pressures to stimulate economic growth build, inflation concerns may take a back seat to more voter-sensitive stimulative measures. This scenario does not bode well for bond prices, especially longer-dated maturities.

While we have taken steps to shorten maturities seeking to preserve principal, we still find value among selected corporate issues. Although credit spreads have contracted significantly since fourth quarter 2002, there is still room for further tightening as credit risks ameliorate and fixed income investors continue their desperate search for yield. Treasury valuations are poor and are vulnerable to selling pressure once investors sense a change in accommodative policy initiatives. Mortgage-backed securities offer additional yield, but purchases must be carefully weighed against extension risk (as borrowers pre-pay principal less quickly).


Intermediate Bond Fund Team
August 2003

THE VIEWS IN THIS REPORT WERE THOSE OF THE INTERMEDIATE BOND FUND TEAM AS OF JUNE 30, 2003 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE. (8/03).

--------------------------------------------------------------------------------
BROWN ADVISORY VALUE EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS

--------------------------------------------------------------------------------


                                                                   June 30, 2003

Dear Shareholder:

We are pleased to provide you with the 2003 semi-annual report for the Brown Advisory Value Equity Fund (the "Fund").

After a listless first quarter, the equity markets staged quite a rally during the second quarter ended June 30, 2003. Year to date, major stock market indices such as the S&P 500 Index, the Wilshire 5000, and the NYSE Composite have increased by 11-13%, the NASDAQ Composite rose over 21%, and the high yield bond market as defined by the Lehman Brothers U. S. Corporate High-Yield Index rose by over 18%. Most overseas markets participated as well. Clearly, investor appetite for risk-taking appears to be on the mend. During this period, the securities in the Fund performed well, posting a 16.36% cumulative gain since its inception on January 28, 2003 (Institutional Shares) versus a 14.52% increase for the S&P 500 Index and a 14.60% increase for the Russell 1000 Value Index. The Fund's strong equity performance for the second quarter (up 22.23%) is clearly a marked contrast to our slower start in the first quarter.

Naturally, such a substantial rally raises several questions; chief among them are: (1) is the long awaited recovery now beginning; (2) where are interest rates going; and (3) has the "Bear" left the building (apologies to Elvis fans). There is little argument that the amount of stimulus applied to the economy currently is enormous. Interest rates are close to a post World War II low, we have moved from a federal budget surplus to a material deficit, our currency has depreciated which should help our exports, and we have reduced taxes. Given time, these actions collectively should move the economy forward. The evidence of the recovery's genesis is manifest in: (1) the behavior of riskier assets;
(2) the return of hostile corporate takeovers; (3) tightening corporate spreads; and (4) improving industrial order rates. However, in our view, such stimulus will come with a price. Our guess is that the price will be higher inflation, higher interest rates, and a lower dollar (relative to other currencies). Therefore, while corporate earnings growth is poised to improve, the discount factor will also be increasing as well. To the extent these factors materialize, the climate for long-term bond investors is less than ideal. As such, since stocks are also viewed as long duration assets, attractive equity performance will demand a skillful assessment of the company's ability to grow during a very different climate than that of the 1990's. After this quarter's rally, the "easy money" has been made in many stocks, especially economically sensitive ones. So whether the "Bear" is gone or not, successful stock picking will depend on our ability to correctly analyze a company's true earnings power and the market's expectations. This is not macroeconomic analysis, but business analysis applied case by case, company by company. The result so far has been a more selective portfolio.

Year to date, our performance has been a function of good stock selection especially in the technology, consumer, and healthcare sectors. Top performing stocks included such companies as: Best Buy Co., Inc., McKesson Corp., Hewlett-Packard Co., General Electric Co., and Veritas Software Co. Key laggards included: Safeway, Inc., Boeing Co., Jones Apparel Group, Baxter International, Inc., and National-Oilwell, Inc. In general, following our valuation discipline, we have reduced our positions in some of our top performers as the reward/risk has become less attractive. Likewise, we have been increasing our commitments to some performance laggards. This strategy has worked very well for the Fund's adviser in the past, provided, of course, we have properly assessed each company's fundamental health.

--------------------------------------------------------------------------------
BROWN ADVISORY VALUE EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS (Concluded)

--------------------------------------------------------------------------------

Notwithstanding a more challenging equity climate in which to find high quality companies at depressed valuations, we have added several new investments during the second quarter such as Lincoln National Corp., Nordstrom, Inc., Pitney Bowes, Inc., and several electric utilities. We remain optimistic about your Fund's prospects as the portfolio's valuation remains at material discount to the general market.

Value Equity Fund Team
August 2003

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. FOR THE PERIOD ENDED JUNE 30, 2003, THE FUND'S CUMULATIVE RETURN SINCE INCEPTION WAS 16.36% FOR INSTITUTIONAL SHARES (INCEPTION 1/28/03) AND 21.63% FOR A SHARES (INCEPTION 2/14/03). A SHARES ARE SUBJECT TO A MAXIMUM FRONT END SALES CHARGE OF 5.50%. AS A RESULT, THE SINCE INCEPTION CUMULATIVE PERFORMANCE INCLUDING THE DEDUCTION OF THE MAXIMUM FRONT END SALES CHARGE WAS 14.94%. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. DURING THE PERIOD, CERTAIN FEES WERE WAIVED OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER.

THE S&P 500 INDEX IS A BROAD-BASED, UNMANAGED MEASUREMENT OF CHANGES IN STOCK MARKET CONDITIONS BASED ON THE AVERAGE OF 500 WIDELY HELD COMMON STOCKS. THE WILSHIRE 5000 CONSISTS OF STOCKS WHICH TRADE ON THE NYSE, AMEX, AND IN THE OVER THE COUNTER MARKET. THE WILSHIRE INDEX IS CONSIDERED THE BROADEST OF ALL INDICES OR AVERAGES. THE NYSE COMPOSITE IS THE EXCHANGE'S FLAGSHIP INDEX. IT IS A COMPREHENSIVE MEASURE OF THE PERFORMANCE OF ALL COMMON STOCKS LISTED ON THE NYSE. THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX REPRESENTING THE MARKET CAP WEIGHTED PERFORMANCE OF APPROXIMATELY 5,000 DOMESTIC COMMON STOCKS TRADED ON THE NASDAQ EXCHANGE. THE LEHMAN BROTHERS U.S. CORPORATE HIGH-YIELD INDEX IS AN UNMANAGED INDEX THAT INCLUDES ALL FIXED INCOME SECURITIES HAVING A MAXIMUM QUALITY RATING OF BA1, A MINIMUM AMOUNT OUTSTANDING OF $100M, AND AT LEAST 1 YEAR TO MATURITY. THE RUSSELL 1000 VALUE INDEX CONSISTS OF STOCKS IN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. . ONE CANNOT INVEST DIRECTLY IN AN INDEX.

THE VIEWS IN THIS REPORT WERE THOSE OF THE VALUE EQUITY FUND TEAM AS OF JUNE 30, 2003 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE. (8/03).

--------------------------------------------------------------------------------
BROWN ADVISORY INTERNATIONAL FUND
A MESSAGE TO OUR SHAREHOLDERS

--------------------------------------------------------------------------------

                                                                   June 30, 2003

Dear Shareholder:

We are pleased to provide you with the 2003 semi-annual report for the Brown Advisory International Fund (the "Fund").

A second quarter rally more than offset negative returns in the first quarter and enabled international equity markets to produce significant positive returns in the first half of 2003. While few foreign countries enjoyed similar favorable news, international markets rebounded as concerns over war, SARS, and the long running economic malaise faded. As investor sentiment gained confidence, stocks in companies with high economic sensitivity began to rally while defensive securities clearly lagged. The decline in the $U.S. added 5% to performance of the MSCI EAFE Index. On a regional basis, European stocks, with a 10.8% total return, performed best, while the Pacific region rose, but by a more modest 6.2%. The MSCI EAFE Index, which includes the major markets in both regions, generated a 9.5% return.

The Fund's strategy is centered on buying inexpensively valued international stocks that have appealing long term growth prospects. Like the market, your Fund's performance improved as the year progressed. Early returns were hindered by a holding in the Dutch retailer Koninklijke Ahold NV, which in February lost significant value after fraud was uncovered at its U.S. subsidiary. Investment returns picked up in the second quarter as the portfolio's holdings rose with the market recovery. Performance over the period since the Fund's inception in late January through June 30 is presented below. The strongest contributors to performance were retailing stocks like Metro AG, Kingfisher plc, and the global materials company, Compagnie de Saint-Gobain SA. Dutch retailing giant
Koninklijke  Ahold  NV led  the  declining  stocks  by a large  margin.  Samsung
Electronics and Hellenic Telecommunications Organization SA were the other significant laggards in the portfolio.

TOP THREE CONTRIBUTORS TO RETURN 1/28/03 - 6/30/03:

                                                          Price         Total
                                                          Change        Return
                                                         --------      --------
Metro AG                                                  61.68%        68.53%
Kingfisher  plc                                           44.59%        48.33%
Compagnie de Saint-Gobain SA                              45.55%        50.46%

BOTTOM THREE CONTRIBUTORS TO RETURN 1/28/03 - 6/30/03:

                                                          Price         Total
                                                          Change        Return
                                                         --------      --------
Koninklijke Ahold NV                                     (70.50%)      (70.50%)
Samsung Electronic                                        (5.28%)       (5.28%)
Hellenic Telecommunications Organization SA               (2.55%)       (2.55%)

--------------------------------------------------------------------------------
BROWN ADVISORY INTERNATIONAL FUND
A MESSAGE TO OUR SHAREHOLDERS (Concluded)

--------------------------------------------------------------------------------

Our strategy for the Fund is constant. We strive to generate favorable returns by selectively purchasing international stocks with attractive valuation characteristics and favorable long-term earnings prospects. This approach has led to a current portfolio emphasis on companies in the consumer, energy, and utilities sector, and relatively lower exposure to the healthcare and financial industries. On a geographic basis, the Fund has low exposure, relative to the MSCI EAFE Index, to Japan and the United Kingdom, and relatively high exposure to attractively valued European markets.

International Fund Team
August 2003


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. FOR THE PERIOD ENDED JUNE 30, 2003, THE FUND'S CUMULATIVE RETURN SINCE INCEPTION (1/28/03) WAS 14.02% FOR INSTITUTIONAL SHARES AND 13.92% FOR A SHARES. A SHARES ARE SUBJECT TO A MAXIMUM FRONT END SALES CHARGE OF 5.50%. AS A RESULT, THE SINCE INCEPTION CUMULATIVE PERFORMANCE INCLUDING THE DEDUCTION OF THE MAXIMUM FRONT END SALES CHARGE WAS 7.65%. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. DURING THE PERIOD, CERTAIN FEES WERE WAIVED OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER.

INVESTING OVERSEAS INVOLVES SPECIAL RISKS, INCLUDING THE VOLATILTY OF CURRENCY EXCHANGE RATES AND, IN SOME CASES, LIMITED GEOGRAPHIC FOCUS, POLITICAL AND ECONOMIC INSTABILITY, AND RELATIVELY ILLIQUID MARKETS. THE MSCI EAFE INDEX TRACKS THE STOCKS OF APPROXIMATELY 1,000 INTERNATIONAL COMPANIES IN EUROPE, AUSTRALASIA, AND THE FAR EAST. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

THE VIEWS IN THIS REPORT WERE THOSE OF THE INTERNATIONAL FUND TEAM AS OF JUNE 30, 2003 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE. (8/03).

--------------------------------------------------------------------------------
BROWN ADVISORY INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2003
--------------------------------------------------------------------------------

FACE AMOUNT        SECURITY DESCRIPTION                 VALUE      FACE AMOUNT        SECURITY DESCRIPTION                 VALUE
-----------        --------------------              ------------  -----------        --------------------              ------------

ASSET BACKED SECURITIES (3.8%)                                     US GOVERNMENT & AGENCY OBLIGATIONS (50.5%)
 $ 3,195,000 California Infrastructure SCE                         FFCB (5.9%)
             97-1-A6 6.38% 09/25/08                  $  3,466,879   $ 2,000,000 FFCB 2.38% due 10/01/04                    2,029,874
     673,426 IMC Home Equity Loan Trust                               2,000,000 FFCB 3.95% due 10/22/07                    2,014,916
             96-1-A6 6.69% 02/25/21                       673,361     2,000,000 FFCB 6.00% due 06/11/08                    2,316,732
                                                     ------------                                                       ------------
TOTAL ASSET BACKED SECURITIES (COST $3,795,495)         4,140,240                                                          6,361,522
                                                     ------------                                                       ------------

CORPORATE BONDS & NOTES (27.1%)                                    FHLB NOTES (10.3%)
   2,420,000 Allfirst Financial, Inc. 7.20%                           1,600,000 FHLB 2.50% due 03/15/06                    1,633,768
             due 07/01/07                               2,738,022     3,000,000 FHLB 6.75% due 08/15/07                    3,517,353
   1,675,000 AOL Time Warner, Inc. 6.88%                              5,000,000 FHLB 6.50% due 11/13/09                    5,983,735
             due 05/01/12                               1,916,084                                                       ------------
   2,825,000 Aristech Chemicals Corp. 6.88%                                                                               11,134,856
             due 11/15/06                               3,173,139                                                       ------------
   1,000,000 Baltimore Gas & Electric MTN 6.75%
             due 06/05/12                               1,105,783  FHLMC DEBENTURES (2.9%)
     100,000 Colonial Realty LP 7.00%                                 3,000,000 FHLMC 6.25%  due 07/15/04                  3,159,180
             due 07/14/07                                 111,415                                                       ------------
   2,000,000 Constellation Energy Group 7.00%
             due 04/01/12                               2,333,570  GUARANTEED EXPORT TRUST (0.1%)
   3,000,000 Ford Motor Credit Co. 7.38%                                 89,950 Guaranteed Export Trust 94-F 8.19%
             due 10/28/09                               3,149,694               due 12/15/04                                  93,779
   1,000,000 General Electric Capital Corp.                                                                             ------------
             MTN A  6.88% due 11/15/10                  1,197,221
     235,000 General Electric Capital Corp.                        MORTGAGE BACKED SECURITIES (24.4%)
             MTN A 0.95% due 12/01/36+                    228,037        96,286 FHLMC Pool # C00210 8.00%
   1,425,000 General Electric Co. 5.00%                                         due 01/01/23                                 104,534
             due 02/01/13                               1,508,039       918,869 FHLMC Pool # E20099 6.50%
   2,000,000 Kraft Foods, Inc. 5.25%                                            due 05/01/09                                 971,343
             due 06/01/07                               2,169,348     4,725,083 FHLMC Pool # E93051 5.50%
   3,000,000 Pemex Project Funding Master Trust                                 due 12/01/17                               4,902,266
             7.38% due 12/15/14~                        3,292,500        75,941 FHLMC Pool # G10049 8.00%
   2,795,000 Rouse Co. 8.00%                                                    due 10/01/07                                  80,363
             due 04/30/09                               3,342,722       643,752 FHLMC Pool # G10543 6.00%
   2,000,000 Verizon Maryland, Inc. Series A 6.13%                              due 06/01/11                                 671,679
             due 03/01/12                               2,272,324       564,663 FHLMC Pool # G10682 7.50%
     500,000 Wilmington Trust Corp. 6.63%                                       due 06/01/12                                 602,714
             due 05/01/08                                 576,221       557,329 FHLMC Pool # G10690 7.00%
   1,000,000 Worldcom, Inc. 8.00%                                               due 07/01/12                                 592,435
             due 05/15/06+                                297,500     2,306,299 FNMA Pool # 254089 6.00%
                                                     ------------               due 12/01/16                               2,407,885
TOTAL CORPORATE BONDS & NOTES (COST $28,732,969)       29,411,619       595,241 FNMA Pool # 326570 7.00%
                                                     ------------               due 02/01/08                                 635,117
                                                                        377,611 FNMA Pool # 409589 9.50%
                                                                                due 11/01/15                                 421,033


See Notes to Financial Statements.     6


--------------------------------------------------------------------------------
BROWN ADVISORY INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2003
--------------------------------------------------------------------------------

FACE AMOUNT        SECURITY DESCRIPTION                 VALUE      FACE AMOUNT        SECURITY DESCRIPTION                 VALUE
-----------        --------------------              ------------  -----------        --------------------              ------------

MORTGAGE BACKED SECURITIES (24.4%) (CONTINUED)                     US TREASURY SECURITY (4.9%)
 $ 1,845,678 FNMA Pool # 433646 6.00%                                 5,000,000 US Treasury Note 3.50%
             due 10/01/13                            $  1,931,365               due 11/15/06                            $  5,272,075
   1,772,234 FNMA Pool # 539082 7.00%                                                                                   ------------
             due 08/01/28                               1,871,131
     118,944 FNMA Pool # 572448 7.00%                              TOTAL US GOVERNMENT & AGENCY OBLIGATIONS
             due 03/01/27                                 125,702               (COST $51,452,002)                        54,791,361
   1,789,266 FNMA Pool # 625536 6.00%                                                                                   ------------
             due 01/01/32                               1,860,746
   1,921,223 FNMA Pool # 628837 6.50%                                SHARES
             due 03/01/32                               2,004,113  ----------
   5,253,680 FNMA Pool # 663238 5.50%                              SHORT-TERM INVESTMENTS (17.7%)
             due 09/01/32                               5,440,921  CASH MANAGEMENT ACCOUNTS (8.5%)
     628,114 GNMA Pool # 487110 6.50%                                 5,494,319 Deutsche Cash Management Fund              5,494,319
             due 04/15/29                                 660,553     3,774,366 Deutsche Money Market Fund                 3,774,366
     261,451 GNMA Pool # 571166 7.00%                                                                                   ------------
             due 08/15/31                                 276,221                                                          9,268,685
     926,212 GNMA Pool # 781186 9.00%                                                                                   ------------
             due 06/15/30                               1,021,694
                                                     ------------  FACE AMOUNT
                                                       26,581,815  -----------
                                                     ------------  US TREASURY SECURITIES (9.2%)
                                                                    $10,000,000 US Treasury Bills 1.07%
SLMA (2.0%)                                                                     due 07/03/03*                              9,999,600
   2,000,000 SLMA 5.25% due 03/15/06                    2,188,134                                                       ------------
                                                     ------------
                                                                   TOTAL SHORT-TERM INVESTMENTS (COST $19,268,091)        19,268,285
                                                                                                                        ------------

                                                                   TOTAL INVESTMENTS IN SECURITIES - 99.1%
                                                                                (COST $103,248,557)                     $107,611,505
                                                                   OTHER ASSETS AND LIABILITIES, NET - 0.9%                  932,475
                                                                                                                        ------------
                                                                   Total Net Assets - 100.0%                            $108,543,980
                                                                                                                        ============

-----------------------------------------------------------------------------------------------
+ Variable rate security.
* The effective yield at time of purchase is shown as the rate on the Schedule of Investments.
+ This security is in default as of June 30, 2003.
~ Securities that may be resold to "Qualified institutional buyers" under Rule 144A or pursuant to Section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid by the adviser pursuant to procedures approved by the Board of Trustees.
FFCB  Federal Farm Credit Bank
FHLB  Federal Home Loan Bank
FHLMC Federal Home Loan Mortgage Corporation
FNMA  Federal National Mortgage Association
GNMA  Government National Mortgage Association
LP    Limited Partnership
MTN   Medium Term Note
SLMA  Student Loan Marketing Association


See Notes to Financial Statements.     7


--------------------------------------------------------------------------------
BROWN ADVISORY VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2003
--------------------------------------------------------------------------------

SHARES             SECURITY DESCRIPTION                 VALUE      SHARES             SECURITY DESCRIPTION                 VALUE
------             --------------------              ------------  ------             --------------------              ------------

COMMON STOCK (92.9%)                                               HEALTHCARE (19.2%)
AUTOS & TRANSPORTATION (6.3%)                                          9,325 Abbott Laboratories                             408,062
   21,275 Boeing Co.                                 $    730,158     53,225 Baxter International, Inc.                    1,383,850
   17,300 General Dynamics Corp.                        1,254,250     33,175 Laboratory Corp. of America, Inc. +           1,000,226
                                                     ------------     19,950 McKesson Corp.                                  713,013
                                                        1,984,408     15,975 Merck & Co., Inc.                               967,286
                                                     ------------     46,715 Pfizer, Inc.                                  1,595,317
CAPITAL GOODS (11.3%)                                                                                                   ------------
   30,600 General Electric Co.                            877,608                                                          6,067,754
    8,300 Kennametal, Inc.                                280,872                                                       ------------
   23,950 Roper Industries, Inc.                          890,940  TECHNOLOGY (6.3%)
   17,300 Snap-On, Inc.                                   502,219     29,275 Flextronics International Ltd. +                304,167
   54,550 Tyco International Ltd.                       1,035,359     41,250 Hewlett-Packard Co.                             878,625
                                                     ------------    127,725 Parametric Technology Corp. +                   389,561
                                                        3,586,998     10,650 Pitney Bowes, Inc.                              409,066
                                                     ------------                                                       ------------
COMMUNICATIONS (4.0%)                                                                                                      1,981,419
   62,525 AOL Time Warner, Inc. +                       1,006,027                                                       ------------
    8,225 Scholastic Corp. +                              244,941  TELECOMMUNICATIONS (1.9%)
                                                     ------------     54,550 Powerwave Technologies, Inc. +                  342,028
                                                        1,250,968     10,700 SBC Communications, Inc.                        273,385
                                                     ------------                                                       ------------
CONSUMER CYCLICALS (9.1%)                                                                                                    615,413
   38,575 CVS Corp.                                     1,081,257                                                       ------------
   37,250 Jones Apparel Group, Inc. +                   1,089,935  UTILITIES (2.7%)
   17,300 Nordstrom, Inc.                                 337,696     10,650 American Electric Power Co., Inc.               317,690
    9,325 Outback Steakhouse, Inc.                        363,675     15,975 Duke Energy Corp.                               318,701
                                                     ------------     18,625 TECO Energy, Inc.                               223,314
                                                        2,872,563                                                       ------------
                                                     ------------                                                            859,705
CONSUMER STAPLES (6.4%)                                                                                                 ------------
   18,625 Kimberly-Clark Corp.                            971,107
   51,875 Safeway, Inc. +                               1,061,363  TOTAL COMMON STOCK (COST $25,884,379)                  29,407,237
                                                     ------------                                                       ------------
                                                        2,032,470
                                                     ------------  SHORT-TERM INVESTMENTS (6.7%)
ENERGY (6.7%)                                                      1,574,043 Deutsche Cash Management Fund                 1,574,043
   13,300 ChevronTexaco Corp.                             960,260    551,451 Deutsche Money Market Fund                      551,451
   35,920 National-Oilwell, Inc. +                        790,240                                                       ------------
    7,975 Schlumberger Ltd.                               379,371  TOTAL SHORT-TERM INSTRUMENTS (COST $2,125,494)          2,125,494
                                                     ------------                                                       ------------
                                                        2,129,871
                                                     ------------  TOTAL INVESTMENTS IN SECURITIES - 99.6%              $ 31,532,731
FINANCIAL (19.0%)                                                            (COST $28,009,873)
    9,325 American International Group, Inc.              514,554  OTHER ASSETS AND LIABILITIES, NET - 0.4%                  133,407
   39,250 Amvescap plc ADR                                548,715                                                       ------------
   13,300 Citigroup, Inc.                                 569,240  TOTAL NET ASSETS - 100.0%                            $ 31,666,138
   21,275 Freddie Mac                                   1,080,132                                                       ============
   32,700 Lincoln National Corp.                        1,165,101
   57,200 National Commerce Financial Co.               1,269,268
   21,275 Washington Mutual, Inc.                         878,658
                                                     ------------
                                                        6,025,668
                                                     ------------

---------------------------------------
ADR American Depositary Receipts
+   Non-income producing securities.


See Notes to Financial Statements.     8


--------------------------------------------------------------------------------
BROWN ADVISORY INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2003
--------------------------------------------------------------------------------

SHARES             SECURITY DESCRIPTION                 VALUE      SHARES             SECURITY DESCRIPTION                 VALUE
------             --------------------              ------------  ------             --------------------              ------------

COMMON STOCK (91.9%)                                               NETHERLANDS (6.9%)
CANADA (4.0%)                                                          165,000 Koninklijke Phillips Electronics            3,137,752
     79,000 Talisman Energy, Inc. +                  $  3,575,713       65,000 Royal Dutch Petroleum Co.                   3,017,060
                                                     ------------                                                       ------------
                                                                                                                           6,154,812
CHILE (1.0%)                                                                                                            ------------
     67,000 Distribucion y Servicio D&S SA ADR            857,600
                                                     ------------  SINGAPORE (3.4%)
                                                                     3,500,000 Singapore Telecommunications                3,001,136
FRANCE (10.7%)                                                                                                          ------------
     85,000 Cie de Saint-Gobain                         3,345,086
    170,000 Thomson/ex-TMM                              2,621,798  SPAIN (4.1%)
     23,700 Total SA                                    3,581,612      220,000 Endesa SA                                   3,683,447
                                                     ------------                                                       ------------
                                                        9,548,496
GERMANY (11.6%)                                                    SWITZERLAND (6.4%)
     77,000 Bayerische Motoren Werke AG                 2,957,748       13,500 Nestle SA-Registered Shares                 2,785,611
     68,000 E.ON AG                                     3,486,620       75,000 Novartis AG-Registered Shares               2,967,775
    125,000 Metro AG                                    3,977,597                                                       ------------
                                                     ------------                                                          5,753,386
                                                       10,421,965
GREECE (3.1%)                                                      UNITED KINGDOM (19.4%)
    235,000 Hellenic Telecommunications                                500,000 Allied Domecq plc                           2,755,751
            Organization SA                             2,779,581      260,000 Boots Group plc                             2,782,318
                                                     ------------      450,000 BP plc                                      3,120,640
                                                                       958,000 Centrica plc                                2,778,333
HONG KONG (3.1%)                                                       215,000 Johnson Matthey plc                         3,132,727
    700,000 Hong Kong Electric Holdings                 2,746,805      165,000 Next plc                                    2,794,900
                                                     ------------                                                       ------------
                                                                                                                          17,364,669
IRELAND (6.2%)                                                                                                          ------------
    200,000 Allied Irish Banks plc                      2,988,007
    160,000 CRH plc                                     2,519,021  TOTAL COMMON STOCK (COST $71,875,538)                  82,196,443
                                                     -------------                                                      ------------
                                                        5,507,028
                                                                   SHORT-TERM INVESTMENTS (8.6%)
JAPAN (9.4%)                                                         4,561,703 Deutsche Cash Management Fund               4,561,703
     62,000 Canon, Inc.                                 2,845,055    3,158,461 Deutsche Money Market Fund                  3,158,461
     79,000 Honda Motor Co. Ltd.                        2,993,546                                                       ------------
    100,000 Yamanouchi Pharmaceutical Co., Ltd          2,606,704  TOTAL SHORT-TERM INSTRUMENTS (COST $7,720,164)          7,720,164
                                                     ------------                                                       ------------
                                                        8,445,305
                                                                   TOTAL INVESTMENTS IN SECURITIES - 100.5%
MEXICO (2.6%)                                                                  (COST $79,595,702)                       $ 89,916,607
     75,000 Telefonos de Mexico SA de CV ADR L          2,356,500  OTHER ASSETS AND LIABILITIES, NET - (0.5%)              (410,828)
                                                     ------------                                                       ------------
                                                                   TOTAL NET ASSETS - 100.0%                            $ 89,505,779
                                                                                                                        ============

-------------------------------------
ADR American Depositary Receipt
+   Non-income producing security.


See Notes to Financial Statements.     9

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2003
--------------------------------------------------------------------------------

                                                                                          BROWN
                                                                      BROWN              ADVISORY            BROWN
                                                                     ADVISORY             VALUE             ADVISORY
                                                                   INTERMEDIATE           EQUITY         INTERNATIONAL
                                                                     BOND FUND            FUND (A)          FUND (A)
                                                                 -----------------   ----------------   -----------------
ASSETS
 Total investments, at value (Note 2)
  (Cost $103,248,557, $28,009,873 and $79,595,702, respectively)    $ 107,611,505       $ 31,532,731        $ 89,916,607

Foreign currency (Cost $25,445)                                                 -                  -              25,445
Receivables:
  Fund shares sold                                                        531,112            678,620              30,000
  Investment securities sold                                                    -                  -           2,928,494
  Interest and dividends                                                  805,997             33,011             269,016
  Expense reimbursement from adviser                                            -              4,472                   -
Prepaid expenses                                                            1,264             16,819              19,070
                                                                 -----------------   ----------------   -----------------
Total Assets                                                          108,949,878         32,265,653          93,188,632
                                                                 -----------------   ----------------   -----------------

LIABILITIES
 Payables:
  Investment securities purchased                                               -            518,197           2,758,473
  Dividends                                                               334,348             43,205             819,692
  Unrealized loss on foreign currency exchange contract (Note 2)                -                  -                 283
 Accrued Liabilities:
  Investment advisory fees (Note 3)                                        14,889                  -              62,086
  Payables to other related parties (Note 3)                               28,347             22,748              13,746
  Other accrued expenses                                                   28,314             15,365              28,573
                                                                 -----------------   ----------------   -----------------
Total Liabilities                                                         405,898            599,515           3,682,853
                                                                 -----------------   ----------------   -----------------
NET ASSETS                                                          $ 108,543,980       $ 31,666,138        $ 89,505,779
                                                                 =================   ================   =================

COMPONENTS OF NET ASSETS
 Paid-in-capital                                                    $ 106,100,937       $ 27,405,391        $ 79,452,160
 Accumulated undistributed (distributions in excess of)
   net investment income                                                   (7,532)             1,972             (29,486)
 Accumulated net realized gain (loss) from
   investments and foreign currency transactions                       (1,912,373)           735,917            (237,002)
 Unrealized appreciation of investments
   and foreign currency translations                                    4,362,948          3,522,858          10,320,107
                                                                 -----------------   ----------------   -----------------
NET ASSETS                                                          $ 108,543,980       $ 31,666,138        $ 89,505,779
                                                                 =================   ================   =================

NET ASSET VALUE PER SHARE:

 Institutional Shares - based on net assets of $81,792,172,
 $31,350,270 and $89,277,223, and shares
 of outstanding beneficial interest of 7,405,186,
 2,696,958 and 7,919,731 respectively                               $       11.05       $      11.62        $      11.27
                                                                 =================   ================   =================

 A Shares* - based on net assets of $26,751,808,
 $315,868 and $228,556, and shares of outstanding
 beneficial interest of 2,458,422, 27,141
 and 20,083 respectively                                            $       10.88       $      11.64        $      11.38
                                                                 =================   ================   =================

 A Shares Maximum Public Offering Price Per Share
 (net asset value per share / 98.50%, 94.50%
 and 94.50%, respectively)                                          $       11.05       $      12.32        $      12.04
                                                                 =================   ================   =================

-----------------------------------------------------------------
(a) See Note 1 for commencement of operations.
*   Redemption price may be reduced by applicable sales charges (Note 1).


See Notes to Financial Statements.     10

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

                                                                                              BROWN
                                                                        BROWN                ADVISORY                BROWN
                                                                       ADVISORY               VALUE                 ADVISORY
                                                                    INTERMEDIATE              EQUITY             INTERNATIONAL
                                                                      BOND FUND              FUND (A)                FUND (A)
                                                                 --------------------   -------------------   --------------------
INVESTMENT INCOME
  Interest income                                                        $ 2,264,633           $     5,231            $    18,920
  Dividend income (Net of foreign taxes withholding
    of $-, $719 and $266,535, respectively)                                        -               110,697              1,385,196
                                                                 --------------------   -------------------   --------------------
Total Investment Income                                                    2,264,633               115,928              1,404,116
                                                                 --------------------   -------------------   --------------------

EXPENSES
  Investment advisory fees (Note 3)                                          191,566                53,016                337,101
  Administration fees (Note 3)                                                53,394                15,145                 33,659
  Transfer agency fees: (Note 3)
    Institutional Shares                                                       9,549                 6,723                  8,259
    A Shares                                                                  23,923                 6,275                  4,105
  Distribution fees (A Shares) (Note 3)                                       35,485                    61                    216
  Custody fees (Note 3)                                                        5,453                 3,834                 18,398
  Accounting fees (Note 3)                                                    30,696                18,252                 25,882
  Professional fees                                                           15,777                11,037                 14,255
  Registration fees                                                            4,852                14,139                 15,008
  Miscellaneous expenses                                                      16,772                 5,738                 16,389
                                                                 --------------------   -------------------   --------------------
Total Expenses                                                               387,467               134,220                473,272
  Fees waivers and expense reimbursements (Note 4)                          (105,885)              (63,469)               (51,997)
                                                                 --------------------   -------------------   --------------------
Net Expenses                                                                 281,582                70,751                421,275
                                                                 --------------------   -------------------   --------------------
NET INVESTMENT INCOME                                                      1,983,051                45,177                982,841
                                                                 --------------------   -------------------   --------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on investments                                    941,943               735,917               (290,239)
  Net realized gain on foreign currency transactions                               -                     -                 53,237
                                                                 --------------------   -------------------   --------------------
Net Realized Gain (Loss) on Investments and Foreign
  Currency Transactions                                                      941,943               735,917               (237,002)
  Net Change in Unrealized Appreciation (Depreciation)
    of Investments and Foreign Currency Translations                         295,899             3,522,858             10,320,107
                                                                 --------------------   -------------------   --------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS                                        1,237,842             4,258,775             10,083,105
                                                                 --------------------   -------------------   --------------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $ 3,220,893           $ 4,303,952            $11,065,946
                                                                 ====================   ===================   ====================

-----------------------------------------------------------------
(a) See Note 1 for commencement of operations.


See Notes to Financial Statements.     11

--------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    BROWN ADVISORY
                                                                INTERMEDIATE BOND FUND
                                                   ----------------------------------------------
                                                    Six Months Ended              Year Ended
                                                     June 30, 2003              December 31, 2002
                                                   -------------------          -----------------

OPERATIONS
  Net investment income                                   $ 1,983,051               $ 4,816,646
  Net realized gain on investments                            941,943                   509,303
  Net change in unrealized appreciation (depreciation)
      of investments                                          295,899                 2,114,455
                                                   -------------------          ----------------
Increase in Net Assets Resulting from Operations            3,220,893                 7,440,404
                                                   -------------------          ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income on investments
     Institutional shares                                  (1,502,332)               (2,951,954)
     A shares                                                (480,809)               (1,692,490)
                                                   -------------------          ----------------
Total Distributions                                        (1,983,141)               (4,644,444)
                                                   -------------------          ----------------

CAPITAL SHARE TRANSACTIONS
  Sale of shares
     Institutional shares                                  27,801,789                57,863,108
     A shares                                               5,832,842                46,817,083
  Reinvestment of distributions
     Institutional shares                                     101,462                   291,299
     A shares                                                 297,002                 1,178,239
  Redemption of shares
     Institutional shares                                 (25,330,180)              (31,984,473)
     A shares                                             (10,271,105)              (56,536,716)
                                                   -------------------          ----------------
Increase (Decrease) from Capital Share Transactions        (1,568,190)               17,628,540
                                                   -------------------          ----------------

Increase (Decrease) in Net Assets                            (330,438)               20,424,500

NET ASSETS
  Beginning of period                                     108,874,418                88,449,918
                                                   -------------------          ----------------
  End of period (a)                                     $ 108,543,980             $ 108,874,418
                                                   ===================          ================

SHARE ACTIVITY
  Sale of shares
     Institutional shares                                   2,525,953                 5,417,637
     A shares                                                 542,260                 4,476,281
  Reinvestment of distributions
     Institutional shares                                       9,239                    27,436
     A shares                                                  27,498                   112,548
  Redemption of shares
     Institutional shares                                  (2,299,420)               (2,987,507)
     A shares                                                (953,228)               (5,398,286)
                                                   -------------------          ----------------
Increase (Decrease) from Capital Share Transactions          (147,698)                1,648,109
                                                   ===================          ================
(a) Distributions in excess of net investment income         $ (7,532)                 $ (7,442)
                                                   ===================          ================


See Notes to Financial Statements.     12

--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             BROWN ADVISORY          BROWN ADVISORY
                                                          VALUE EQUITY FUND (b)  INTERNATIONAL FUND (b)
                                                          ---------------------  ----------------------
                                                              Period Ended            Period Ended
                                                              June 30, 2003           June 30, 2003
                                                          ---------------------  ----------------------

OPERATIONS
Net investment income                                     $             45,177   $             982,841
Net realized gain/(loss) on investments and foreign
         currency transactions                                         735,917                (237,002)
Net change in unrealized appreciation (depreciation)
      of investments and foreign currency translations               3,522,858              10,320,107
                                                          ---------------------  ----------------------
Increase in Net Assets Resulting from Operations                     4,303,952              11,065,946
                                                          ---------------------  ----------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income on investments
     Institutional shares                                              (43,205)             (1,012,135)
     A shares                                                                -                    (192)
                                                          ---------------------  ----------------------
Total Distributions                                                    (43,205)             (1,012,327)
                                                          ---------------------  ----------------------

CAPITAL SHARE TRANSACTIONS
Sale of shares
     Institutional shares                                           27,603,761              88,395,301
     A shares                                                          306,117                 201,475
Reinvestment of distributions
     Institutional shares                                                    -                   1,952
     A shares                                                                -                     192
Redemption of shares
     Institutional shares                                             (504,487)             (9,146,760)
     A shares                                                                -                       -
                                                          ---------------------  ----------------------

Increase from Capital Share Transactions                            27,405,391              79,452,160
                                                          ---------------------  ----------------------

Increase in Net Assets                                              31,666,138              89,505,779

NET ASSETS
Beginning of period                                                          -                       -
                                                          ---------------------  ----------------------
End of period (a)                                         $         31,666,138   $          89,505,779
                                                          =====================  ======================

SHARE ACTIVITY
Sale of shares
     Institutional shares                                            2,744,264               8,843,670
     A shares                                                           27,141                  20,063
Reinvestment of distributions
     Institutional shares                                                    -                     208
     A shares                                                                -                      20
Redemption of shares
     Institutional shares                                              (47,306)               (924,147)
     A shares                                                                -                       -
                                                          ---------------------  ----------------------
Increase from Capital Share Transactions                            2,724, 099               7,939,814
                                                          =====================  ======================

(a) Accumulated undistributed (distributions in excess of)
    net investment income                                 $              1,972   $             (29,486)
                                                          =====================  ======================

----------------------------------------------------------
(b) See Note 1 for commencement of operations.


See Notes to Financial Statements.     13

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share of each Fund outstanding during the years or periods indicated.

                                                         SELECTED DATA FOR A SINGLE SHARE
                            ---------------------------------------------------------------------------------------------
                                                                                  Distributions
                             Beginning                     Net        -------------------------------------     Ending
                             Net Asset      Net        Realized and    from Net   in excess of Net  Return     Net Asset
                             Value Per  Investment     Unrealized     Investment    Investment        of       Value Per    Total
                               Share      Income       Gain (Loss)      Income        Income        Capital      Share    Return (b)
------------------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY INTERMEDIATE BOND FUND
Year/Period Ended
June 30, 2003
     Institutional Shares     $ 10.92      0.20               0.13          (0.20)         -           -       $ 11.05      3.08%
     A Shares                   10.76      0.18               0.12          (0.18)         -           -         10.88      2.83%

December 31, 2002
     Institutional Shares       10.65      0.52     (d)       0.25 (d)      (0.50)         -           -         10.92      7.43%
     A Shares                   10.49      0.49     (d)       0.25 (d)      (0.47)         -           -         10.76      7.24%

December 31, 2001
     Institutional Shares       10.42      0.60               0.25          (0.62)         -           -         10.65      8.36%
     A Shares                   10.28      0.56               0.25          (0.60)         -           -         10.49      8.03%

December 31, 2000
     Institutional Shares       10.08      0.64               0.32          (0.62)         -           -         10.42      9.91%
     A Shares                    9.95      0.61               0.32          (0.60)         -           -         10.28      9.68%

December 31, 1999
     Institutional Shares       10.60      0.61              (0.51)         (0.60)         -       (0.02)        10.08      1.02%
     A Shares                   10.48      0.57              (0.50)         (0.59)         -       (0.01)         9.95      0.70%

December 31, 1998
     Institutional Shares       10.50      0.61               0.11          (0.61)     (0.01)          -         10.60      7.07%
     A Shares                   10.39      0.58               0.11          (0.58)     (0.02)          -         10.48      6.81%
-----------------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY VALUE EQUITY FUND
June 30, 2003
     Institutional Shares (f) $ 10.00      0.02               1.62          (0.02)         -           -       $ 11.62     16.36%(g)
     A Shares (f)                9.57         -               2.07              -          -           -         11.64     21.63%(g)
-----------------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY INTERNATIONAL FUND
June 30, 2003
     Institutional Shares (f) $ 10.00      0.13               1.27          (0.13)         -           -       $ 11.27     14.02%(g)
     A Shares (f)               10.00      0.11               1.28          (0.01)         -           -         11.38     13.92%(g)
-----------------------------------------------------------------------------------------------------------------------------------


                                                    Ratios/Supplemental Data
                                      ---------------------------------------------------------------------
                                        Assets at    Ratios to
                                         End of     Average Net Assets (a)
                                                    ---------------------------------------
                                         Period            Net                                    Portfolio
                                         (000's        Investment      Net           Gross        Turnover
                                        Omitted)         Income     Expenses        Expenses(c)     Rate
-----------------------------------------------------------------------------------------------------------
BROWN ADVISORY INTERMEDIATE BOND FUND
Year/Period Ended
June 30, 2003
     Institutional Shares                  $ 81,792       3.68%       0.45%          0.60%            30%
     A Shares                                26,752       3.47%       0.70%          1.01%            30%

December 31, 2002
     Institutional Shares                    78,309       4.84%       0.45%          0.61%            40%
     A Shares                                30,565       4.59%       0.70%          0.91%            40%

December 31, 2001
     Institutional Shares                    50,160       5.60%       0.45%          0.65%            47%
     A Shares                                38,290       5.36%       0.70%          0.90%            47%

December 31, 2000
     Institutional Shares                    45,758       6.34%       0.45% (e)      0.73% (e)        38%
     A Shares                                39,173       6.07%       0.70% (e)      0.98% (e)        38%

December 31, 1999
     Institutional Shares                    40,617       5.88%       0.45%          0.68%            47%
     A Shares                                42,559       5.63%       0.70%          0.93%            47%

December 31, 1998
     Institutional Shares                    45,112       5.81%       0.45%          0.67%            40%
     A Shares                                47,107       5.57%       0.70%          0.93%            40%
-----------------------------------------------------------------------------------------------------------
BROWN ADVISORY VALUE EQUITY FUND
June 30, 2003
     Institutional Shares (f)              $ 31,350       0.64%       1.00%          1.73%            40%
     A Shares (f)                               316       0.33%       1.25%         51.69%            40%
-----------------------------------------------------------------------------------------------------------
BROWN ADVISORY INTERNATIONAL FUND
June 30, 2003
     Institutional Shares (f)              $ 89,277       2.92%       1.25%          1.38%            28%
     A Shares (f)                               229       2.64%       1.50%         10.26%            28%
-----------------------------------------------------------------------------------------------------------

(a)  Total return excludes the effect of sales charges for A Shares.
(b) The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any fee waivers and expense reimbursements.
(c)  Calculated using the average share method.
(d)  This ratio excludes custody credits.
(e)  All ratios for periods less than a year are annualized.
(f)  See Note 1 for dates of commencement of operations.
(g)  Total Return is from inception to date.


See Notes to Financial Statements.     14

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to Brown Advisory Intermediate Bond Fund, Brown Advisory Value Equity Fund and Brown Advisory International Fund (individually a "Fund", and collectively, the "Funds"), each a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value.

On September 20, 2002, Short-Intermediate Income Fund, Inc. (the "Predecessor Fund"), another registered open-end, management investment company, was reorganized into Brown Advisory Intermediate Bond Fund. The net assets of Brown Advisory Intermediate Bond Fund on September 20, 2002 were $108,419,081. Each shareholder of each class of the Predecessor Fund received one share of the corresponding class of Brown Advisory Intermediate Bond Fund. The financial highlights reflect the historical operations of the Predecessor Fund. Institutional Shares and A Shares of the Predecessor Fund commenced operations on November 2, 1995 and May 13, 1991, respectively.

Brown Advisory International Fund Institutional Shares and A Shares and Brown Advisory Value Equity Fund Institutional Shares commenced operations on January 28, 2003. A Shares of Brown Advisory Value Equity Fund commenced operations on February 17, 2003.

A Shares of each Fund have a front-end sales charge for purchases less than $1 million, and a deferred sales charge of up to 1% on purchases of $1 million or more that are liquidated in whole or in part within two years of purchase. Institutional Shares of each Fund do not have a front-end sales charge or a deferred sales charge.

Brown Advisory Intermediate Bond Fund seeks to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. Brown Advisory Value Equity Fund seeks to achieve capital appreciation. Brown Advisory International Fund seeks maximum long-term total return consistent with reasonable risk to principal.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of each
Fund:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked prices. Short-term instruments that mature in sixty days or less may be valued at amortized cost unless the Fund's Investment Adviser believes another valuation is more appropriate.

Securities (including restricted securities) for which market quotations are insufficient or not readily available, or in the judgment of the Fund's Investment Adviser, the prices or values available do not represent the fair value of the instrument, are valued in good faith, at the direction of the Trust's Board of Trustees. Investments in other open-ended regulated investment companies are valued at net asset value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on trade date. Divided income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest

--------------------------------------------------------------------------------

JUNE 30, 2003
--------------------------------------------------------------------------------


income is recorded as earned. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of the changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. Forward foreign currency exchange contracts are valued daily at the day's forward rate and are marked-to-market. The daily change in market value is recorded as an unrealized gain or loss. When the currency contract is closed, a gain or loss is recorded in the amount of the difference between value of the opening contract and that of the time of closing.

The Funds may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

Forward Foreign Currency Contracts - Brown Advisory International Fund may enter into forward contracts to purchase or sell foreign currencies to protect against the effect on the U.S. dollar value of the underlying Fund or possible adverse movements on foreign exchange rates. The following contract was held by Brown Advisory International Fund for the period ended June 30, 2003:

-------------------- ---------------------- --------------------- ---------------------- --------------------------
                                                                                               Net Unrealized
        Date               Currency                 Value                U.S. $ Value           Depreciation
-------------------- ---------------------- --------------------- ---------------------- --------------------------
   June 27, 2003      Great Britain Pound          103,025                $  169,723              $  283
-------------------- ---------------------- --------------------- ---------------------- --------------------------

REPURCHASE AGREEMENTS - Each Fund may invest in repurchase agreements. Each Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, a Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income are declared and paid at least monthly by Brown Advisory Intermediate Bond Fund and declared and paid at least quarterly by Brown Advisory Value Equity Fund and Brown Advisory International Fund. For each Fund, net capital gains, if any, are declared and paid to shareholders at least annually.
Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by each Fund.

FEDERAL TAXES - Each Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

Each share of each class of a Fund represents an undivided, proportionate interest in the Fund. The Funds' class specific expenses include transfer agent fees and certain other expenses as determined by the Trust's Board. A Shares also incur distribution fees.

--------------------------------------------------------------------------------

JUNE 30, 2003
--------------------------------------------------------------------------------

REDEMPTION FEES - Each Fund's Institutional Shares charges a redemption fee of 1% of net asset value of shares redeemed if the shares are owned less than 180 days. The redemption fee does not apply to redemptions or exchanges of shares purchased prior to January 9, 2003 or shares redeemed or exchanged after 180 days from the date of purchase. The fee is charged for the benefit of remaining shareholders and will be paid to the applicable Fund's Institutional Shares to help offset transaction costs. To calculate redemption fees, each Fund uses the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account. The fee, which is retained by each Fund's Institutional Shares, is accounted for as paid-in capital. The Fund reserves the right to modify the terms of or terminate the redemption fee at any time. Brown Advisory Intermediate Bond Fund, Brown Advisory Value Equity Fund and Brown
Advisory International Fund did not collect any redemption fees during the period ended June 30, 2003.

NOTE 3. ADVISORY FEES AND OTHER TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISER - Each Fund's investment adviser is Brown Investment Advisory Incorporated ("Brown"), a wholly owned subsidiary of Brown Investment Advisory & Trust Company. Brown receives an advisory fee from Brown Advisory

Intermediate Bond Fund, Brown Advisory Value Equity Fund and Brown Advisory International Fund at an annual rate of 0.35%, 0.75% and 1.00% respectively, of each Fund's average annual daily net assets. Philadelphia International Advisors LP ("PIA") is the sub-adviser for Brown Advisory International Fund. PIA makes decisions regarding the investment and reinvestment of the Fund's assets, and receives a fee from Brown for services provided to the Fund.

DISTRIBUTOR - Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is each Fund's distributor. The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the Act with respect to A Shares, under which the Funds pay FFS a distribution fee at an annual rate of up to 0.25% of the average daily net assets of A Shares. FFS may pay any or all amounts of these payments to various institutions, including Brown, that provide distribution or shareholder servicing to their customers who invest in the A Shares. The Distribution Plan obligates each Fund to pay FFS compensation for FFS's services and not as reimbursement for certain expenses incurred.

For the six months ended June 30, 2003, FFS received $957, $1,133 and $1,025 as its portion of the front-end sales charges on the sale of A Shares of Brown Advisory Intermediate Bond Fund, Brown Advisory Value Equity Fund and Brown Advisory International Fund, respectively.

OTHER TRANSACTIONS WITH RELATED PARTIES - The administrator of each Fund is Forum Administrative Services, LLC ("FAdS"). For its services prior to June 1, 2003, FAdS received an administrative fee at an annual rate of 0.10% of the first $100 million of each Fund's average daily net assets and 0.075% of each Fund's average daily net assets in excess of $100 million, subject to a minimum fee of $40,000 per year. Effective June 1, 2003 each Fund will pay FAdS a fee at an annual rate of 0.09% of the Fund's average daily net assets until total assets of all Trust series advised by Adviser ("Brown Series") equal or exceed $50 million times the number of Brown Series. Thereafter, each Fund will pay FAdS a fee at an annual rate of 0.065% of the Fund's average annual daily net assets. Adviser currently provides advisory services to six Trust series, three of which are referenced in this report. Each Fund's transfer agent and dividend disbursing agent is Forum Shareholder Services, LLC ("FSS"). For its services, FSS receives from each Fund an annual fee of $18,000, $12,000 per year for each additional class above one, plus certain shareholder account fees and out-of-pocket costs. Forum Accounting Services, LLC ("FAcS") provides fund accounting services to each Fund. For its services prior to June 1, 2003, FAcS received from each Fund an annual fee of $48,000, plus certain amounts based upon asset levels of each Fund, monthly portfolio turnover, as well as the number and type of portfolio positions held by each Fund. Effective June 1, 2003, FAcS will receive an additional annual fee from each Fund of 0.01% of the Fund's average daily net assets. Forum Trust, LLC (the "Custodian") serves as the Trust's custodian and may employ subcustodians to provide custody of a Fund's domestic and foreign assets. For its services, the Custodian receives a fee from Brown Advisory Intermediate Bond Fund and Brown Advisory Value Equity Fund of 0.01% of each Fund's first $1 billion in assets; 0.0075% on Fund assets between $1-2 billion; 0.0050% on Fund assets between $2-6 billion and 0.0025% on Fund assets greater than $6 billion. Each Fund also pays an annual maintenance fee of $3,600,

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (Concluded)
JUNE 30, 2003
--------------------------------------------------------------------------------

plus certain transaction fees and certain out-of-pocket costs. For its services, the Custodian receives from Brown Advisory International Fund an annual maintenance fee of $8,000, plus certain transaction fees, variable safekeeping charges depending on the country and certain out-of-pocket costs. Effective July 9, 2003, Brown Investment Advisory & Trust Company (the "BIA Custodian") will replace Forum Trust, LLC as Custodian within Brown Advisory Value Equity Fund. For its services, BIA Custodian will receive the same compensation.

NOTE 4.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

Brown has contractually agreed to waive a portion of its fees and reimburse certain expenses of Brown Advisory Intermediate Bond Fund through September 30, 2003, to the extent necessary, to limit expenses to 0.45% and 0.70% of average daily net assets of the Institutional Shares and A Shares, respectively. Brown has contractually agreed to waive a portion of its fees and reimburse certain expenses of Brown Advisory Value Equity Fund and Brown Advisory International Fund through December 31, 2003, to the extent necessary, to limit expenses to 1.00% and 1.25%, respectively, of Institutional Shares' average daily net assets and 1.25% and 1.50%, respectively, of the A Shares' average daily net assets. FAdS voluntarily waived a portion of its fee for the period ended June 30, 2003.

For the six months ended June 30, 2003, fees waived and expenses reimbursed were as follows:

                                               Adviser      Adviser        FAdS      Total Fees Waived and
                                               Waived      Reimbursed     Waived      Expenses Reimbursed
                                              --------     ----------    --------    ---------------------
Brown Advisory Intermediate Bond Fund         $ 80,183     $  22,820     $ 2,882           $  105,885
Brown Advisory Value Equity Fund                42,931        12,042       8,496               63,469
Brown Advisory International Fund               42,460         7,450       2,087               51,997


NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of securities (including maturities), other than short-term investments, for the six months ended June 30, 2003 were as follows:

                                      Brown Advisory               Brown Advisory             Brown Advisory
                                  Intermediate Bond Fund         Value Equity Fund          International Fund
                                  ----------------------         -----------------          ------------------
Cost of Purchases                       $  27,132,930              $  31,492,706               $  93,063,261
Proceeds from Sales                        30,805,896                  6,344,244                  20,897,484


The cost basis of investment securities, net unrealized appreciation of investments, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation for all securities as of June 30, 2003, were as follows:

                                                                  Unrealized         Unrealized      Net Unrealized
                                                Cost Basis      Appreciation       Depreciation        Appreciation
                                               --------------   ------------       ------------      --------------
Brown Advisory Intermediate Bond Fund          $  103,248,557   $  5,218,872       $  (855,924)      $   4,362,948
Brown Advisory Value Equity Fund                   28,009,873      3,577,658           (54,800)          3,522,858
Brown Advisory International Fund                  79,595,702     10,703,110          (383,003)         10,320,107

                                      [B]
                                 BROWN ADVISORY




                               INVESTMENT ADVISER
                     Brown Investment Advisory Incorporated
                             901 South Bond Street
                                   Suite 400
                           Baltimore, Maryland 21231


                                  DISTRIBUTOR
                           Forum Funds Services, LLC
                              Two Portland Square
                             Portland, Maine 04101


                                 TRANSFER AGENT
                        Forum Shareholder Services, LLc
                                  P.O. Box 446
                             Portland, Maine 04112
                                  800-540-6807




      This report is authorized for distribution only to shareholders and to others who have received a copy of the Funds' prospectus.

                                 [World Globe]
                           POLARIS GLOBAL VALUE FUND



                               SEMI-ANNUAL REPORT
                                 June 30, 2003
                                  (UNAUDITED)



                                    POLARIS
                            Capital Management, Inc.
                          http://www.polaris funds.com
                                 (888) 263-5594

                                TABLE OF CONTENTS


                                                                        PAGE
                                                                        ----

A Message to Our Shareholders.............................................1

Schedule of Investments...................................................4

Statement of Assets and Liabilities.......................................6

Statement of Operations...................................................7

Statements of Changes in Net Assets.......................................8

Financial Highlights......................................................9

Notes to Financial Statements............................................10

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2003
--------------------------------------------------------------------------------

Dear Fellow Shareholder,

The Polaris Global Value Fund (the "Fund") advanced 16.63% for the six months ended June 30, 2003; the MSCI World Index benchmark advanced 11.12%. Worldwide equity markets rebounded from the low and volatile levels before the Iraq war. The Fund's portfolio advances were broad-based as investments in technology, health care, and banking performed admirably.

The following table summarizes performance for various reporting periods. The Fund continues to maintain a satisfactory performance margin over its benchmark, the MSCI World Index, on an inception-to-date basis and during shorter time periods. Moreover, performance in excess of market returns has been delivered with lower than market risk as measured by the beta statistic of monthly returns. This is an important accomplishment in light of the substantial volatility and declines in equity markets worldwide from 2000 to 2002. The beta of the monthly returns since inception relative to the MSCI World Index and the S&P 500 Index is 0.77 and 0.73 respectively.


                                                                                                   ITD
                                                  Q2      1 Yr       3 Yr      5 Yr     10 Yr   (7/31/89)
                                              -------------------------------------------------------------
Polaris Global Value Fund                       24.42%    3.95%      6.53%     3.62%    12.88%    9.89%
MSCI World Index, net dividends reinvested      17.04%   (2.37)%   (12.95)%   (3.06)%    5.88%    5.00%

(RESULTS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. Returns greater than 1 year are annualized. See page 3 for additional disclosure.)

During the second quarter the Fund passed its five-year anniversary as an open-end mutual fund. Prior to June 1, 1998, a limited partnership managed by Polaris Capital Management reorganized into the Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. However, independent mutual fund rating services such as Morningstar and Lipper only use investment returns from the Fund's inception date. Consequently, for the period ending June 30, 2003, the Fund's 3- and 5-year Morningstar RatingsTM are five and four stars, respectively while the Morningstar Overall Rating is four stars.*

The six-month reporting period was defined by two distinct market environments. During the first quarter, the Fund declined 6.27% as tumultous markets continued. However, a complete reversal occurred in the second quarter as a strong market rally ensued. The Fund participated in this rally as evidenced by its 24.42% return for the second quarter. In the second quarter, technology companies populated the biggest gains in the portfolio including Amkor Technology, Teradyne, Total Access Communication, and Samsung Electronics. Total Access Communication rebounded from lower levels after concern abated about price competition.

Furthermore, only four of the Fund's 66 holdings posted negative returns for the second quarter including: Center Financial (-0.60%), Payless ShoeSource (-20.13%), FKI plc (-11.16%) and Palabora Mining (-27.56%). South African Palabora Mining declined after reporting initial block cave mining progress was behind schedule and that additional expenses are needed to prepare ore in smaller chunks for further processing. We view this stock as a source of cash in light of lower than expected free cash flow. Continental AG, the German tire and auto parts supplier, rose over 50% on reports that profitability improved more than expected. While the U.S. division has yet to bear fruit following restructuring, the weakness in this division is being offset by strength in Europe. The benefits of production in low cost countries are beginning to show profitable results.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS (continued)
JUNE 30, 2003
--------------------------------------------------------------------------------

During the last several years, the largest companies have appeared to be the most overvalued in our analyses. As a result, our portfolio strategy resulted in about half the portfolio invested in small- to mid-capitalization companies. Lately, however, large capitalization companies have appeared more attractive in the research process. A case in point is George Wimpey, a U.K. homebuilder whose stock was added to the Fund. In order to limit the exposure to this sector, Countryside Properties, a much smaller company with similar valuation levels, was sold. The Fund reestablished a position in FKI plc (U.K.) when the stock declined on reported weak sales in its gas turbine business. Operating results were more stable than sales as management reacted swiftly to the business decline and cut costs.

As we have discussed in prior shareholder communications, investment strategy at Polaris Capital is derived from a proprietary three-step investment process that is substantially based on fundamental company research (bottom-up approach) rather than forecasts of general economic trends (top-down approach). After three difficult years for world markets, our process has uncovered many new opportunities. Not surprisingly, the last three years have seen rapid changes in the world economy. Based on our analyses and discussions with company management, recent changes in the macro economic environment have presented greater challenges for corporate managers worldwide. As a result of this process, the Fund's management began making changes to the portfolio late in the second quarter.

From our perspective, current economic conditions have been created by a confluence of factors starting with the $7 trillion loss of wealth in worldwide equity markets after March 2000. The impact of this wealth decline cannot be overstated. To counteract the negative wealth effect and to stimulate economic activity, central banks around the world, led by the U.S. Federal Reserve Bank, have established very loose monetary policy characterized by historically low interest rates and substantial increases in money supply. Governments are supplementing monetary policy with tax cuts (as evidenced in the U.S.) and deficit spending.

It also appears that countries, again led by the U.S., are engaging in competitive devaluations of their currencies in an attempt to make goods produced in other countries less expensive than similar goods produced in other countries. If a country's competitive devaluation is successful, it will stimulate exports at the expense of goods produced in other countries. The most difficult analyses and investment decisions center on this last issue and the probable direction of the U.S. dollar, the Euro and the Yen.

World markets have responded to a generally improved economic outlook with a very strong second quarter rally. The speed and magnitude of this advance pushed the valuations of some of the Fund's holdings to the price at which we believe excess returns can no longer be generated. We also note many company outlooks are not as optimistic as equity valuations assume. Recognizing this shift, we made several changes to the portfolio during the second quarter, and will continue to evaluate the Fund's investments. In the months ahead, we shall continue to seek new opportunities in markets worldwide, looking for companies that meet the Fund's strict value criteria and free cash flow requirements.

Sincerely,

/s/ BERNARD R. HORN, JR.

Bernard R. Horn, Jr.
Portfolio Manager

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS (concluded)
JUNE 30, 2003
--------------------------------------------------------------------------------


FUND RETURNS SHOWN REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM HISTORICAL PERFORMANCE OF THE FUND. For more up-to-date performance please call 888-263-5594 or visit the Fund's website at www.polarisfund.com. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than original cost. Total returns include reinvestment of dividends and capital gains. Returns greater than one year are annualized. During the period, some of the Fund's fees were waived or expenses reimbursed. In the absence of these waivers and reimbursements, performance figures would be lower. The Fund invests in securities of foreign issuers, including issuers located in countries with emerging capital markets. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets.

On June 1, 1998, a limited partnership managed by the adviser reorganized into the Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund's performance for the periods before June 1, 1998 is that of the limited partnership and includes the expenses of the limited partnership. If the limited partnership's performance had been readjusted to reflect the first year expenses of the Fund, the Fund's performance for all the periods would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

*For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within the scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The Polaris Global Value Fund was rated against the following numbers of U.S.-domiciled World Stock funds over the following time periods: 252 funds in the last three years; 199 funds in the last five years. With respect to these World Stock funds, the Polaris Global Value Fund received a Morningstar Rating of 5 stars and four stars for the three- and five-year periods, respectively. (C)2003 Morningstar, Inc. All Rights Reserved. The information contained hereon: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The MSCI World Index, net dividends reinvested ("MSCI World, net") measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The MSCI World, net is unmanaged and does include the reinvestment of dividends, net of withholding taxes. The MSCI World, EAFE, Europe and USA Indexes measure the performance of stock markets in these geographic areas including reinvestment of gross dividends.

The views in this report were those of the Fund manager as of June 30, 2003, and may not reflect the views of the manager on the date this letter is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investment and do not constitute investment advice. (08/03)

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2003
--------------------------------------------------------------------------------

COMMON STOCK - 97.0%
  SHARES            SECURITY DESCRIPTION            VALUE         SHARES            SECURITY DESCRIPTION            VALUE
  ------            --------------------            -----         ------            --------------------            -----

AUTOMOBILES & COMPONENTS - 5.2%                                 ENERGY - 4.7%
     21,400 Continental AG                           449,225         24,300 ENI SpA                                  367,508
     36,500 Ford Motor Co.                           401,135         23,000 Repsol YPF SA                            372,938
      7,900 Peugeot SA                               383,744         33,700 Sasol Ltd.                               374,918
                                                 ------------                                                    ------------
                                                   1,234,104                                                       1,115,364
                                                 ------------                                                    ------------

BANKS - 18.4%                                                   FOOD, BEVERAGE & TOBACCO - 1.9%
     18,100 Abington Bancorp, Inc.                   459,740        140,500 Parmalat Finanziaria SpA                 442,080
     13,400 Astoria Financial Corp. ~                374,262                                                     ------------
     22,519 Banknorth Group, Inc.                    574,685
     24,148 Center Financial Corp. +                 361,737    HEALTH CARE EQUIPMENT & SERVICES - 7.6%
     10,344 Colony Bankcorp, Inc.                    208,173          5,700 Anthem, Inc. +                           439,755
     61,600 DnB Holding ASA                          303,801          8,800 Oxford Health Plans, Inc. +              369,864
     20,000 Greater Bay Bancorp                      410,800         12,100 Pacificare Health Systems, Inc. +        596,893
     13,800 Hawthorne Financial Corp. +              478,308          4,700 Wellpoint Health Networks, Inc. +        396,210
     34,000 Horizon Bank & Trust Co. +               450,500                                                     ------------
     14,000 South Financial Group, Inc.              326,620                                                       1,802,722
     10,860 Webster Financial Corp.                  410,508                                                     ------------
                                                 ------------
                                                   4,359,134    MATERIALS - 12.6%
                                                 ------------        70,240 BHP Billiton plc                         369,742
                                                                      2,950 Imerys SA                                429,552
CAPITAL GOODS - 11.2%                                                 7,100 Impala Platinum Holdings Ltd.            421,651
     14,000 Allete, Inc.                             371,700         35,600 Methanex Corp.                           376,502
     11,400 Ametek, Inc. ~                           417,810         37,651 Palabora Mining Co. Ltd. +               182,991
     13,579 Draka Holding +                          130,829         40,000 Sappi Ltd.                               480,959
    240,000 FKI plc                                  315,839         11,900 Svenska Cellulosa AB B Shares            406,580
     13,200 KCI Konecranes Oyj                       325,902         20,800 UPM-Kymmene Oyj                          303,587
     10,200 Kone Oyj B Shares                        427,531                                                     ------------
      8,400 Trex Co., Inc. +                         329,700                                                       2,971,564
     17,100 YIT-Yhtyma Oyj                           333,825                                                     ------------
                                                 ------------
                                                   2,653,136    MEDIA - 1.2%
                                                 ------------        35,600 WPP Group plc                            279,040
                                                                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES - 2.8%
     24,443 Cendant Corp. +                          447,796    PHARMACEUTICALS & BIOTECHNOLOGY - 1.2%
     17,900 Central Parking Corp.                    221,244         49,000 CuraGen Corp. +                          271,950
                                                 ------------                                                    ------------
                                                     669,040
                                                 ------------   RETAILING - 4.0%
                                                                     21,900 Payless Shoesource, Inc. +               273,750
CONSUMER DURABLES & APPAREL - 12.1%                                  14,200 Sears Roebuck and Co. ~                  477,688
     44,500 Barratt Developments plc                 317,225         30,800 WESCO International, Inc. +              184,800
     41,100 Bellway plc                              386,920                                                     ------------
      8,600 Christian Dior SA                        343,876                                                         936,238
    106,300 Crest Nicholson plc                      399,937                                                     ------------
     71,000 George Wimpey plc                        345,624
     11,900 Maytag Corp. ~                           290,598    TECHNOLOGY HARDWARE & EQUIPMENT - 10.7%
     51,571 Persimmon plc                            405,926         35,000 Amkor Technology, Inc. + ~               459,900
      9,400 Toro Co.                                 373,650        157,380 ASM Pacific Technology                   460,143
                                                 ------------         2,800 Samsung Electronics Co. Ltd. GDR *       416,500
                                                   2,863,756          6,000 Samsung SDI Co. Ltd.                     454,584
                                                 ------------         8,500 STMicroelectronics NV ~                  176,715
                                                                     20,600 Teradyne, Inc. + ~                       356,586
                                                                    240,000 Vtech Holdings Ltd.                      196,970
                                                                                                                 ------------
                                                                                                                   2,521,398
                                                                                                                 ------------


See Notes to Financial Statements      4


--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS (concluded)
JUNE 30, 2003
--------------------------------------------------------------------------------

COMMON STOCK (CONCLUDED)                                        COVERED WRITTEN CALLS
                                                                                                   EXERCISE DATE
  SHARES            SECURITY DESCRIPTION            VALUE       CONTRACTS  UNDERLYING SECURITY    PRICE/EXPIRATION    VALUE
  ------            --------------------            -----       ---------  -------------------    ----------------   -------

TELECOMMUNICATION SERVICES - 2.6%                                     100  Ametek, Inc.           $40/
    170,000 Total Access Communication                                                            September 2003     $  8,500
            Public Co. Ltd. +                        226,100          300  Amkor Technology,      $10/
      9,900 Verizon Communications, Inc.             390,555               Inc.                   September 2003      109,500
                                                 ------------         100  Astoria Financial      $25/
                                                     616,655               Corp.                  October 2003         34,000
                                                 ------------         100  Maytag Corp.           $25/
                                                                                                  August 2003          10,250
UTILITIES - 0.8%                                                      100  Sears Roebuck          $35/
      8,300 TXU Corp.                                186,335               and Co.                July 2003             7,500
                                                 ------------          70  STMicroelectronics     $18/
                                                                           NV                     October 2003         28,350
TOTAL COMMON STOCK (COST $20,129,937)             22,922,516          175  Teradyne, Inc.         $18/
                                                 ------------                                     July 2003            13,563
                                                                                                                     --------
PREFERRED STOCK - 1.2%                                                     TOTAL COVERED WRITTEN CALLS               $211,663
      5,409 Cierra Photonics, Inc. + #                25,008                                                         --------
     10,691 Fedders Corp., 8.16%                     269,413
                                                 ------------
                                                                GEOGRAPHIC DIVERSIFICATION OF EQUITY
TOTAL PREFERRED STOCK (COST $481,565)                294,421    HOLDINGS**
                                                 ------------   % of Total Equity Holdings:

REAL ESTATE INVESTMENT TRUST- 0.8%                               51.1% ..............................United States of America
      7,000 Equity Office Properties Trust                        9.2% .........................................Great Britain
            (COST $207,933)                          189,070      6.3% ..........................................South Africa
                                                 ------------     6.0% ...............................................Finland
                                                                  5.8% ................................................France
SHORT-TERM INVESTMENT - 1.9%                                      3.8% ...........................................South Korea
    452,960 Deutsche Money Market Fund                            3.5% .................................................Italy
            (COST $452,960)                          452,960      2.9% .............................................Hong Kong
                                                 ------------     1.9% ...............................................Germany
                                                                  1.8% ................................................Sweden
CERTIFICATES OF DEPOSIT - 0.0%                                    1.6% .............................................Australia
 Principal                                                        1.6% ................................................Canada
  AMOUNT                                                          1.6% .................................................Spain
    $ 1,381 Middlesex Savings Bank,                               1.3% ................................................Norway
            5.65%, 12/31/03                            1,381      1.0% ..............................................Thailand
      1,395 Stoneham Savings Bank,                                0.6% ...........................................Netherlands
            5.22%, 2/28/04                             1,395    ------
                                                 ------------   100.0%
TOTAL CERTIFICATES OF DEPOSIT (COST $2,776)            2,776
                                                 ------------
Total Investments in Securities - 100.9%
            (Cost $21,275,171)                   $23,861,743

Other Assets & Liabilities, Net - (0.9)%            (221,272)
                                                 ------------
Total Net Assets - 100.0%                        $23,640,471
                                                 ============

--------------------------------------------------------------------------------

GDR Global Depositary Receipt
plc Private Placement
+  Non-income producing security.
#  Security valued at fair market value pursuant to procedures approved by the Board of Trustees.
*  Securities that may be resold to "Qualified institutional buyers" under Rule 144A or pursuant to Section 4 (2) of the Securities
   Act of 1933, as amended. These securities have been determined to be liquid by the adviser pursuant to procedures approved by the
   Board of Trustees.
** Equity Holdings include Common Stock, Preferred Stock, and Real Estate Investment Trust.
~  Portion of the security Is segregated as collateral for call options written. Aggregate value of segregated securities - $2,069,055.


See Notes to Financial Statements      5

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003
--------------------------------------------------------------------------------

ASSETS
       Total investments, at value (Cost $21,275,171) (Note 2)                                    $ 23,861,743
       Foreign currency (Cost $1,509) (Note 2)                                                           1,509
       Receivable for interest, dividends and other assets                                              36,580
       Prepaid expenses                                                                                  5,698
                                                                                                  -------------
Total Assets                                                                                        23,905,530
                                                                                                  -------------

LIABILITIES
       Payable for call options written, at value
          (premiums received $174,082) (Notes 2 and 5)                                                 211,663

       Accrued Liabilities:
          Advisory fees (Note 3)                                                                        15,487
          Payables to other related parties (Note 3)                                                    11,542
          Other accrued expenses                                                                        26,367
                                                                                                  -------------
Total Liabilities                                                                                      265,059
                                                                                                  -------------

NET ASSETS                                                                                        $ 23,640,471
                                                                                                  =============

COMPONENTS OF NET ASSETS
       Paid-in capital                                                                            $ 20,468,948
       Accumulated undistributed net investment income                                                 181,309
       Net realized gain on investments and foreign currency transactions                              309,046
       Net realized gain on options                                                                    131,160
       Unrealized appreciation of investments and foreign currency translations                      2,587,589
       Unrealized depreciation of options                                                              (37,581)
                                                                                                  -------------

NET ASSETS                                                                                        $ 23,640,471
                                                                                                  =============

Net Asset Value, offering and redemption price per share:
Based on net assets of $23,640,471 and 2,441,006 shares of beneficial interest outstanding        $       9.68
                                                                                                  =============


See Notes to Financial Statements      6


--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------


INVESTMENT INCOME
     Dividend income (net of foreign withholding taxes $45,506)                               $   384,958
     Interest income                                                                                1,285
                                                                                              ------------
Total Investment Income                                                                           386,243
                                                                                              ------------

EXPENSES
     Investment advisory fees (Note 3)                                                            113,612
     Administration fees (Note 3)                                                                  20,102
     Transfer agency fees (Note 3)                                                                 19,975
     Custody fees (Note 3)                                                                         10,153
     Accounting fees (Note 3)                                                                      25,764
     Professional fees                                                                             14,436
     Amortization of organization costs (Note 2)                                                    4,714
     Miscellaneous expenses                                                                        15,370
                                                                                              ------------
Total Expenses                                                                                    224,126
     Fees waived (Note 6)                                                                         (25,305)
                                                                                              ------------
Net Expenses                                                                                      198,821
                                                                                              ------------

NET INVESTMENT INCOME                                                                             187,422
                                                                                              ------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS,
     OPTIONS AND FOREIGN CURRENCY TRANSACTIONS
     Net realized gain on investments                                                             684,815
     Net realized loss on foreign currency transactions                                            (3,680)
                                                                                              ------------
Net Realized Gain on Investments and Foreign Currency Transactions                                681,135
                                                                                              ------------

     Net change in unrealized appreciation (depreciation) on investments                        2,758,814
     Net change in unrealized appreciation (depreciation) on options                              (37,581)
     Net change in unrealized appreciation (depreciation) on foreign currency translations         (2,095)
                                                                                              ------------
Net Change in Unrealized Appreciation (Depreciation) on Investments, Options and
     Foreign Currency Translations                                                              2,719,138
                                                                                              ------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS,
     OPTIONS AND FOREIGN CURRENCY TRANSACTIONS                                                  3,400,273
                                                                                              ------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $ 3,587,695
                                                                                              ============


See Notes to Financial Statements      7

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                                Six Months Ended        Year Ended
                                                                 June 30, 2003      December 31, 2002
                                                               ------------------- ---------------------

OPERATIONS
     Net investment income                                     $          187,422  $            119,967
     Net realized gain on investments, options
     and foreign currency transactions                                    681,135                96,692
     Net change in unrealized appreciation (depreciation) on
     investments, options and foreign currency translations             2,719,138            (1,026,004)
                                                               ------------------- ---------------------

Increase (Decrease) in Net Assets Resulting
     from Operations                                                    3,587,695              (809,345)
                                                               ------------------- ---------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
     Net investment income                                                      -               (43,895)
                                                               ------------------- ---------------------

CAPITAL SHARE TRANSACTIONS
     Sale of shares                                                     1,048,451            25,485,197
     Reinvestment of distributions                                            230                43,155
     Fee for redemption of shares (Note 2)                                    802               144,662
     Redemption of shares                                              (4,337,603)          (18,403,982)
                                                               ------------------- ---------------------

Increase (Decrease) from Capital Share Transactions                    (3,288,120)            7,269,032
                                                               ------------------- ---------------------

Increase in Net Assets                                                    299,575             6,415,792

NET ASSETS
     Beginning of Period                                               23,340,896            16,925,104
                                                               ------------------- ---------------------
     End of Period (a)                                         $       23,640,471  $         23,340,896
                                                               =================== =====================

SHARE TRANSACTIONS
     Sale of shares                                                       123,638             2,710,110
     Reinvestment of distributions                                             28                 5,199
     Redemption of shares                                                (495,940)           (2,015,422)
                                                               ------------------- ---------------------
Increase (Decrease) in Shares                                            (372,274)              699,887
                                                               ------------------- ---------------------


(a) Accumulated undistributed (distributions in excess of)
   net investment income                                       $          181,309  $             (6,113)
                                                               =================== =====================


See Notes to Financial Statements      8

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period:

                                                 January 1, 2003      January 1, 2002    June 1, 2001 (a)
                                                       to                   to                  to
                                                  June 30, 2003      December 31, 2002   December 31, 2001
                                                ------------------   ------------------  ------------------


NET ASSET VALUE, Beginning of Period                        $8.30                $8.01               $8.59
                                                ------------------   ------------------  ------------------

INVESTMENT OPERATIONS
  Net investment income (loss)                               0.08                 0.05                   - (c)
  Net realized and unrealized gain (loss)
    on investments, options and
    foreign currency transactions                            1.30                 0.20               (0.48)
                                                ------------------   ------------------  ------------------
Total from Investment Operations                             1.38                 0.25               (0.48)
                                                ------------------   ------------------  ------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                         -                (0.02)              (0.06)
  In excess of net investment income                            -                    -               (0.04)
  Net realized gain on investments, options
    and foreign currency transactions                           -                    -                   -
                                                ------------------   ------------------  ------------------
Total Distributions to Shareholders                             -                (0.02)              (0.10)
                                                ------------------   ------------------  ------------------


Redemption fee (d)                                              - (c)             0.06                    -
                                                ------------------   ------------------  ------------------

NET ASSET VALUE, End of Period                              $9.68                $8.30               $8.01
                                                ==================   ==================  ==================

TOTAL RETURN                                                16.63%                3.82%              (5.64)%

RATIO/SUPPLEMENTARY DATA
Net assets at end of period (000's omitted)               $23,640              $23,341             $16,925
Ratios to Average Net Assets
  Net expenses                                               1.75%(e)             1.75%               1.75%(e)
  Expenses, excluding waiver of fees                         1.97%(e)             2.00%               2.24%(e)
  Net investment income                                      1.65%(e)             0.51%             (0.18)%(e)

PORTFOLIO TURNOVER RATE                                         9%                  40%                 36%


                                                  June 1, 2000         June 1, 1999      June 1, 1998 (b)
                                                       to                   to                  to
                                                  May 31, 2001         May 31, 2000        May 31, 1999
                                                ------------------   ------------------  ------------------


NET ASSET VALUE, Beginning of Period                        $8.35                $8.61              $10.00
                                                ------------------   ------------------  ------------------

INVESTMENT OPERATIONS
  Net investment income (loss)                               0.06                 0.07                0.06
  Net realized and unrealized gain (loss)
    on investments, options and
    foreign currency transactions                            0.63                 0.32               (1.27)
                                                ------------------   ------------------  ------------------
Total from Investment Operations                             0.69                 0.39               (1.21)
                                                ------------------   ------------------  ------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                     (0.02)               (0.31)              (0.04)
  In excess of net investment income                            -                    -                   -
  Net realized gain on investments, options
    and foreign currency transactions                       (0.43)               (0.34)              (0.14)
                                                ------------------   ------------------  ------------------
Total Distributions to Shareholders                         (0.45)               (0.65)              (0.18)
                                                ------------------   ------------------  ------------------


Redemption fee (d)                                               -                  -                   -
                                                ------------------   ------------------  ------------------

NET ASSET VALUE, End of Period                              $8.59                $8.35               $8.61
                                                ==================   ==================  ==================

TOTAL RETURN                                                8.98%                4.37%              (11.95)%

RATIO/SUPPLEMENTARY DATA
Net assets at end of period (000's omitted)               $18,501              $19,267             $19,388
Ratios to Average Net Assets
  Net expenses                                              1.75%                1.75%               1.75%
  Expenses, excluding waiver of fees                        2.05%                2.12%               2.06%
  Net investment income                                     0.74%                0.70%               0.63%

PORTFOLIO TURNOVER RATE                                       34%                  38%                 51%


-------------------------------------------------------
(a) Effective June 1, 2001, the Fund changed its fiscal year end from May 31 to December 31.
(b) Commencement of operations.
(c) Amount rounds to less than $0.01 per share.
(d) Calculated based on average shares outstanding during the period.
(e) Annualized.


See Notes to Financial Statements      9

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

This report relates to the Polaris Global Value Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty investment portfolios. The Fund commenced operations on June 1, 1998 after it acquired the net assets of Global Value Limited Partnership (the "Partnership"), in exchange for Fund shares. The Partnership commenced operations on July 31, 1989. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund seeks capital appreciation through investing primarily in common stocks (including American Depositary Receipts) located worldwide (including emerging market countries).

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked prices. Money Market instruments that mature in sixty days or less may be valued at amortized cost unless the Fund's adviser believes another valuation is more appropriate.

Securities (including restricted securities) for which market quotations are insufficient or not readily available, or in the judgment of the Fund's adviser, the prices or values available do not represent the fair value of the instrument, are valued in good faith, at the direction of the Trust's Board of Trustees. Investments in other open-ended regulated investment companies are valued at net asset value.

On June 30, 2003, the Fund held Cierra Photonics, Inc., a preferred stock valued at fair value amounting to $25,008 or 0.1%, of the Fund's net assets.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on trade date. Divided income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded as earned. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2003
--------------------------------------------------------------------------------

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of the changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. Forward foreign currency exchange contracts are valued daily at the day's forward rate and are marked-to-market. The daily change in market value is recorded as an unrealized gain or loss. When the currency contract is closed, a gain or loss is recorded in the amount of the difference between value of the opening contract and that of the time of closing.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

ORGANIZATION COSTS - Costs incurred by the Fund in connection with its organization are amortized using the straight-line method over a five-year period.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2003
--------------------------------------------------------------------------------

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets and liabilities and operations of each of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's average daily net assets.

REDEMPTION FEE - Any Shareholder who redeems or exchanges shares within 180 days of purchase, will incur a 1.00% redemption fee. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset future transaction costs. To calculate Redemption fees, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of the shares held in the account. The Fund reserves the right to modify the terms of or terminate the fee at any time. Redemption fees collected by the Fund for the period ended June 30, 2003 totaled $802.

NOTE 3.  ADVISORY  FEES,  SERVICING  FEES AND  OTHER TRANSACTIONS  WITH  RELATED
         PARTIES

INVESTMENT ADVISER - The Fund's investment adviser is Polaris Capital Management, Inc. (the "Adviser"). Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the average daily net assets of the Fund.

SHAREHOLDER SERVICE AGENT - The Trust has adopted a shareholder servicing plan (the "Plan") with respect to the Fund under which FAdS is authorized to enter into shareholder service agreements with financial institutions and other persons who provide services for and maintain shareholder accounts as set forth in the Plan. Under the Plan, the Trust, through FAdS, pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship. The Fund did not pay any shareholder service fees pursuant to the Plan for the period ended June 30, 2003.

DISTRIBUTOR - Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is the Fund's distributor. FFS receives no compensation for its distribution services.

OTHER TRANSACTIONS WITH RELATED PARTIES - The Fund's administrator is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an administrative fee at an annual rate of 0.10% of the first $150 million of the Fund's average daily net assets and 0.05% of the Fund's average daily net assets in excess of $150 million, subject to a minimum fee of $40,000 per year. The Fund's transfer agent and dividend disbursing agent is Forum Shareholder Services, LLC ("FSS"). FSS receives an annual fee of $24,000, certain shareholder

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (concluded)
JUNE 30, 2003
--------------------------------------------------------------------------------

account fees and out-of-pocket expenses. Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Fund. For its services, FAcS receives an annual fee of $36,000, $2,900 for the preparation of tax returns, certain amounts based upon the asset level of the Fund as well as the number and type of portfolio transactions made by the Fund and out-of-pocket expenses. Forum Trust, LLC (the "Custodian") serves as the Trust's custodian and may employ subcustodians to provide custody of a Fund's domestic and foreign assets. For its services, the Custodian receives an annualized percentage of the average daily net assets of the Fund. The Fund also pays an annual maintenance fee as well as certain other transaction fees

NOTE 4.  SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term investments, totaled $2,014,436 and $3,961,890, respectively, for the period ended June 30, 2003.

The cost basis of investment securities owned as of June 30, 2003, was $21,275,171, and the net unrealized appreciation of investment securities was $2,586,572. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost was $4,467,422, and the aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value was $1,880,850.

NOTE 5. WRITTEN OPTION TRANSACTIONS

                                                      CALLS
                                 -----------------------------------------------
                                   Principal Amounts
                                     of Contracts               Premiums
                                     ------------               --------

OUTSTANDING, DECEMBER 31, 2002              -                   $      -
Options written                           945                    174,082
                                 ----------------------  -----------------------
OUTSTANDING, JUNE 30, 2003                945                   $174,082
                                 ======================  =======================


NOTE 6. WAIVER OF FEES

The Adviser and FAdS have voluntarily waived fees of $20,369 and $4,936, respectively, for the period ended June 30, 2003, so as to maintain expenses at 1.75% of average net assets. These waivers can be terminated at any time at the Adviser's and FAdS' discretion.

                                                                                              [World Globe]
                                                                                        POLARIS GLOBAL VALUE FUND


                               INVESTMENT ADVISER                                              SEMI-ANNUAL
                        Polaris Capital Management, Inc.
                               125 Summer Street
                                Boston, MA 02110                                                 REPORT


                                  DISTRIBUTOR                                                 June 30, 2003
                            Forum Fund Services, LLC
                              Two Portland Square                                              (UNAUDITED)
                               Portland, ME 04101



                                 TRANSFER AGENT
                        Forum Shareholder Services, LLC
                                  P.O. Box 446
                               Portland, ME 04112





             This report is for the information of the shareholders                               POLARIS
                       of the Polaris Global Value Fund.                                  Capital Management, Inc.
                 Its use in connection with any offering of the                         http://www.polaris funds.com
               Fund's shares is authorized only when preceded or                               (888) 263-5594
                 accompanied by the Fund's current prospectus.

SEMI-ANNUAL REPORT

JUNE 30, 2003
(UNAUDITED)




                                 W I N S L O W (R)
                                 -------------
                        G R E E N  G R O W T H  F U N D

                             [Picture: Fiddleheads]

TABLE OF CONTENTS
--------------------------------------------------------------------------------

A MESSAGE TO OUR SHAREHOLDERS                                                  2

SCHEDULE OF INVESTMENTS                                                        5

STATEMENT OF ASSETS AND LIABILITIES                                            8

STATEMENT OF OPERATIONS                                                        9

STATEMENTS OF CHANGES IN NET ASSETS                                           10

FINANCIAL HIGHLIGHTS                                                          11

NOTES TO FINANCIAL STATEMENTS                                                 12

W I N S L O W  G R E E N  G R O W T H  F U N D

A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

We are pleased to provide you with the 2003 semi-annual report for the Winslow Green Growth Fund (the "Fund").

The Fund ended the quarter with a net asset value per share of $11.48, up 43.86% for the three months ended June 30, 2003, and up 52.86% for the six months ended June 30, 2003. The Russell 2000 Growth Index, the Fund's primary index, was up 24.15% in the same three month period ended June 30, 2003, while the Russell 2500 Index, the Fund's historical index, was up 21.91%. For the one-, three-, five-year and since inception (May 3, 1994) periods, the Fund's average annual returns were 21.10%, -10.87%, 15.74% and 18.40%, respectively, versus 0.69%,
-16.66%,  -4.25% and 3.80% for the Russell 2000 Growth Index and 1.41%,  -1.36%,
3.65% and 10.36% for the Russell 2500 Index.*

The primary reason for the Fund's strong performance was due to the successful implementation of our strategy of investing in companies that can grow in a no-growth economic environment. While no one can tell what the future holds for the U.S. economy, one thing is certain: most of the companies in our portfolio have progressed by meeting or beating analysts' estimates and milestones set by each company.

Our key equity holdings - Atherogenics, PolyMedica, STAAR Surgical, and Dot Hill Systems - have exhibited strong growth characteristics despite a lackluster economy. In particular, Dot Hill Systems, which recently repositioned itself as a provider of "virtual" storage and networking solutions, reported a strong first quarter due to rapidly accelerating sales and earnings growth. Increased exposure to the healthcare, medical products and software sectors also boosted performance as investors, including ourselves, redirected funds away from consumer-dependent sectors such as healthy living and consumer durables in the face of war and persistent negative economic news. In addition, the technology sector is beginning to reassert itself, and has shown some leadership in recent months. We also shed several larger positions that failed to meet investor expectations or are economically dependent (Wave Systems, Vermont Pure, and Gaiam).

                                  W I N S L O W  G R E E N  G R O W T H  F U N D

A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

One of our best performing sector in the first half of 2003 was Healthcare. As of June 30, 2003, the Healthcare sector represented approximately 16% of the Fund's portfolio, with Atherogenics, Alteon, and STAAR Surgical up significantly during the second quarter beating market expectations. Atherogenics, a biotechnology company, announced in June its enrollment of patients in its phase III clinical trial of AGI-1067, a novel oral anti-inflammatory agent targeting atherosclerosis, the disease that leads to heart attacks and strokes, which are the leading causes of death in the United States.

A weak economic picture, global political concerns, and corporate accounting issues weighed heavily on the markets during the first half of the year. The stock market declined during the first two months of the quarter as investors concentrated on the impending war with Iraq. In March, however, investor sentiment turned positive and the stock market reversed course. Over the last quarter, market breadth has improved as more companies are advancing than declining year-to-date. Investors are regaining their confidence and market volumes are beginning to maintain higher levels.

Barring unforeseen circumstances, our outlook for the market is positive. After the worst bear market since the Depression, corporate earnings are showing signs of modest improvement in a sluggish economy. And while we now have clarity about the status of the war with Iraq, great uncertainty remains about the duration, aftermath, and financial costs. One thing we do know is that defense spending does not have a lasting positive impact on the economy. We are convinced that the only stocks to own are growth companies that are not economically or regulatory dependent. Coincidentally, growth stocks are showing signs of new life relative to the value category, another sign that the market has seen its lows.

It is now evident that the U.S. equities market bottomed in the fall of 2002 and has since rebounded to what we believe is a more reasonable level. However, for the general market indices to advance further, we believe that there will need to be a broad recovery in the overall economy in order to generate a higher level of aggregate profitability. Should that occur, broad-based stock portfolios are well positioned to float with the rising tide. However, in the

W I N S L O W  G R E E N  G R O W T H  F U N D

A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

absence of this anticipated economic rebound and ensuing profitability, we believe the current economy will continue to play to our strength as stock pickers in smaller capitalization green companies.



Thank you for all your support.

May your future be green,

/s/ JACKSON W. ROBINSON

Jackson W. Robinson
Portfolio Manager
Winslow Management Company


* RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN
INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. FOR MORE CURRENT PERFORMANCE, PLEASE CALL (888) 314-9049 OR VISIT THE FUND'S WEB SITE AT WWW.WGGF.COM. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE FUND'S RETURN ASSUMES THE REINVESTMENT OF DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. FOR THE PERIOD REPORTED, SOME OF THE FUND'S FEES WERE WAIVED OR EXPENSES REIMBURSED; OTHERWISE, TOTAL RETURN WOULD HAVE BEEN LOWER. THE FUND INVESTS IN SMALL- AND MEDIUM- SIZED COMPANIES WHICH POSE GREATER RISKS THAN THOSE ASSOCIATED WITH LARGER, MORE ESTABLISHED COMPANIES.

PRIOR TO APRIL 1,  2001,  THE  ADVISER  MANAGED  A  COMMON  TRUST  FUND  WITH AN
INVESTMENT OBJECTIVE AND INVESTMENT POLICIES THAT WERE, IN ALL MATERIAL RESPECTS, EQUIVALENT TO THOSE OF THE FUND. THE FUND'S PERFORMANCE FOR PERIODS BEFORE APRIL 1, 2001 IS THAT OF THE COMMON TRUST FUND AND REFLECTS THE EXPENSES OF THE COMMON TRUST FUND. IF THE COMMON TRUST FUND'S PERFORMANCE HAD BEEN READJUSTED TO REFLECT THE ESTIMATED EXPENSES OF THE FUND FOR ITS FIRST FISCAL YEAR, THE PERFORMANCE WOULD HAVE BEEN LOWER. THE COMMON TRUST FUND WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT") AND WAS NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS, DIVERSIFICATION REQUIREMENTS, AND OTHER RESTRICTIONS IMPOSED BY THE 1940 ACT AND THE INTERNAL REVENUE CODE, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED ITS PERFORMANCE.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF JUNE 30, 2003 AND MAY NOT REFLECT THE VIEWS OF THE MANAGER ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE. (08/03)

                                  W I N S L O W  G R E E N  G R O W T H  F U N D

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


   SHARES      SECURITY DESCRIPTION              GREENNESS RATING*      VALUE
-------------------------------------------------------------------------------

COMMON STOCK - 81.1%

BUSINESS SERVICES - 18.5%
   25,000 Avid Technology, Inc. +                     ER           $    876,750
  110,000 Dot Hill Systems Corp. +                    ER              1,441,000
  100,000 Fuel-Tech N.V. +                            EP                560,000
  120,234 NexPrise, Inc. +                            EB                378,737
  120,000 Pinnacle Systems, Inc. +                    ER              1,284,000
  160,000 Sonic Solutions, Inc. +                     EB              1,379,200
                                                                   -------------
                                                                      5,919,687
                                                                   -------------

CHEMICALS AND ALLIED PRODUCTS - 6.7%
   40,000 SurModics, Inc. +                           ER              1,220,000
  374,000 V.I. Technologies, Inc. +                   ER                916,300
                                                                   -------------
                                                                      2,136,300
                                                                   -------------

ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT AND
  COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 4.9%
  250,000 AstroPower, Inc. +                          EP                822,500
   30,000 Headwaters, Inc. +                          EP                440,700
  135,000 Quantum Fuel Systems Technology +           EP                301,050
                                                                   -------------
                                                                      1,564,250
                                                                   -------------

ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT
  AND RELATED SERVICES - 8.1%
  210,000 Akamai Technologies, Inc. +                 EB              1,020,600
  200,000 Harris Interactive, Inc. +                  EB              1,318,000
   40,000 Kosan Biosciences, Inc. +                   ER                236,000
                                                                   -------------
                                                                      2,574,600
                                                                   -------------

FOOD STORES - 3.7%
   25,000 Whole Foods Market, Inc. + #                EP              1,188,250
                                                                   -------------

INDUSTRIAL AND COMMERCIAL MACHINERY AND
  COMPUTER EQUIPMENT - 1.1%
   30,000 Vestas Wind Systems A/S                     EP                343,117
                                                                   -------------


See Notes to Financial Statements.

W I N S L O W  G R E E N  G R O W T H  F U N D

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


   SHARES      SECURITY DESCRIPTION              GREENNESS RATING*      VALUE
-------------------------------------------------------------------------------

MEASURING, ANALYZING AND CONTROLLING INSTRUMENTS;
  PHOTOGRAPHIC, MEDICAL AND OPTICAL GOODS - 6.4%
   45,000 PolyMedica Corp.                            ER           $  2,060,550
                                                                   -------------

PHARMACEUTICAL PREPARATIONS - 22.7%
  110,000 Alteon, Inc. +                              ER                533,500
  125,000 Atherogenics, Inc. +                        ER              1,866,250
   15,000 Celgene Corp. +                             ER                456,000
  110,000 Conceptus, Inc. +                           EP              1,545,500
   40,000 NBTY, Inc. +                                ER                842,400
   40,000 Onyx Pharmaceuticals, Inc. +                ER                493,200
  130,000 STAAR Surgical Co. +                        ER              1,508,000
                                                                   -------------
                                                                      7,244,850

SECURITY AND COMMODITY BROKERS, DEALERS,
  EXCHANGES AND SERVICE - 3.4%
   80,000 Friedman Billings Ramsey Group, Class A     EB              1,072,000
                                                                   -------------

TRANSPORTATION EQUIPMENT - 3.3%
  170,000 IMPCO Technologies, Inc. +                  EP              1,047,200
                                                                   -------------

WHOLESALE TRADE - NONDURABLE GOODS - 2.3%
   26,000 United Natural Foods, Inc. +                EP                731,640
                                                                   -------------

TOTAL COMMON STOCK (COST $20,927,537)                                25,882,444
                                                                   -------------

REAL ESTATE INVESTMENT TRUST - 0.5%
   10,000 American Financial Realty (Cost $125,000)   EB                149,100
                                                                   -------------

SHORT-TERM INSTRUMENTS - 9.8%
1,562,046 Deutsche Cash Management Fund                               1,562,046
1,562,045 PAX World Money Market Fund                                 1,562,045
                                                                   -------------

TOTAL SHORT-TERM INSTRUMENTS (COST $3,124,091)                        3,124,091
                                                                   -------------


See Notes to Financial Statements.
6

                                  W I N S L O W  G R E E N  G R O W T H  F U N D

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


   SHARES      SECURITY DESCRIPTION                                     VALUE
-------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES - 91.4%                            $ 29,155,635
(COST $24,176,628)

OTHER ASSETS AND LIABILITIES, NET - 8.6%                              2,759,912
                                                                   -------------

TOTAL NET ASSETS - 100.0%                                          $ 31,915,547
                                                                   =============

COVERED WRITTEN CALLS

                                              EXERCISE PRICE/
   CONTRACTS   UNDERLYING SECURITY            EXPIRATION DATE           VALUE
--------------------------------------------------------------------------------

     100     Whole Foods Market, Inc.         $70/November 03           $2,500


-----------------------------
+ Non-income producing security.
* The investment adviser's Greenness Ratings include the following. Refer to the Fund's prospectus for more information.
  BIC - Best in Class
  EB - Environmentally Benign
  EP - Environmentally Proactive
  ER - Environmentally Responsible
  TA - Turn Around
# Portion of the security is segregated as collateral for call options written.
  Aggregate value of segregated securities-$475,300.

See Notes to Financial Statements.

W I N S L O W  G R E E N  G R O W T H  F U N D

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003
--------------------------------------------------------------------------------

ASSETS
  Total investments, at value (Cost $24,176,628) (Note 2)          $ 29,155,635

  Cash                                                                2,443,097
  Receivables:
    Investment securities sold                                          239,629
    Expense Reimbursement from adviser                                   10,052
    Fund shares sold                                                  1,570,469
    Interest and dividends                                               25,139
                                                                   -------------
Total Assets                                                         33,444,021
                                                                   -------------

LIABILITIES
  Payables:
    Fund shares redeemed                                                 17,910
    Call options written, at value
      (Premiums received $11,512) (Note 2 & 6)                            2,500
    Investment securities purchased                                   1,474,930

  Accrued Liabilities:
    Payables to related parties (Note 3)                                 16,612
    Other expenses                                                       16,522
                                                                   -------------

Total Liabilities                                                     1,528,474
                                                                   -------------

NET ASSETS                                                         $ 31,915,547
                                                                   =============

COMPONENTS OF NET ASSETS
  Paid-in-capital                                                  $ 31,898,575
  Accumulated net investment loss                                       (33,934)
  Accumulated net realized loss on investments, options and
    foreign currency transactions                                    (4,937,131)
  Unrealized appreciation of investments,
    options and foreign currency translations                         4,988,037
                                                                   -------------
NET ASSETS                                                         $ 31,915,547
                                                                   =============

Net Asset Value, offering and redemption price per share:
  Based on net assets of $31,915,547 and 2,780,107 shares
    of beneficial interest outstanding                                  $ 11.48
                                                                   =============


See Notes to Financial Statements.
8

                                  W I N S L O W  G R E E N  G R O W T H  F U N D

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividend income (Net of foreign withholding taxes $328)              $ 63,687
  Interest income                                                           710
                                                                   -------------
Total Investment Income                                                  64,397
                                                                   -------------

EXPENSES
  Investment advisory fees (Note 3)                                      61,035
  Administration fees (Note 3)                                           21,091
  Shareholder servicing fees (Note 3)                                    16,954
  Transfer agency fees (Note 3)                                          21,155
  Custody fees (Note 3)                                                   5,187
  Accounting fees (Note 3)                                               25,718
  Registration fees                                                       9,373
  Professional fees                                                      16,086
  Miscellaneous expenses                                                  8,724
                                                                   -------------
Total Expenses                                                          185,323
  Fees waived and expenses reimbursed (Note 4)                          (86,992)
                                                                   -------------
Net Expenses                                                             98,331
                                                                   -------------
NET INVESTMENT LOSS                                                     (33,934)
                                                                   -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  OPTIONS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investments                                     (960,886)
  Net realized gain on foreign currency transactions                        742
                                                                   -------------
Net Realized Loss on Investments and Foreign Currency Transactions     (960,144)
                                                                   -------------

  Unrealized appreciation (depreciation) of investments               7,318,492
  Unrealized appreciation (depreciation) of options                       9,012
  Unrealized appreciation (depreciation) of foreign
    currency translations                                                    18
                                                                   -------------
Net Change in Unrealized Appreciation (Depreciation) of
  Investments, Options and Foreign Currency Translations              7,327,522
                                                                   -------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTIONS
  AND FOREIGN CURRENCY TRANSACTIONS                                   6,367,378
                                                                   -------------
INCREASE IN NET ASSETS FROM OPERATIONS                              $ 6,333,444
                                                                   =============


See Notes to Financial Statements.

W I N S L O W  G R E E N  G R O W T H  F U N D

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                               SIX MONTHS            YEAR
                                                  ENDED              ENDED
                                              JUNE 30, 2003    DECEMBER 31, 2002
                                            -----------------  -----------------
OPERATIONS
  Net investment loss                       $        (33,934)  $       (132,202)
  Net realized loss on investments and
    foreign currency transactions                   (960,144)        (2,881,682)
  Net increase from payments by affiliates
   (Note 7)                                                -             12,005
  Net change in unrealized appreciation
    (depreciation) of investments, options,
    and foreign currency translations              7,327,522         (3,716,308)
                                            -----------------  -----------------

Increase (Decrease) in Net Assets from
  Operations                                       6,333,444         (6,718,187)
                                            -----------------  -----------------

CAPITAL SHARE TRANSACTIONS
  Sale of shares                                  16,238,799          4,448,164
  Redemption of shares                            (1,650,116)        (2,810,604)
                                            -----------------  -----------------
Increase from Capital Share Transactions          14,588,683          1,637,560
                                            -----------------  -----------------
Increase (Decrease) in Net Assets                 20,922,127         (5,080,627)

NET ASSETS
  Beginning of period                             10,993,420         16,074,047
                                            -----------------  -----------------
  End of period (a)                         $     31,915,547   $     10,993,420
                                            =================  =================

SHARE TRANSACTIONS
  Sale of shares                                   1,478,317            425,755
  Redemption of shares                              (162,053)          (299,311)
                                            -----------------  -----------------
Increase in Shares                                 1,316,264            126,444
                                            =================  =================
  (a)Accumulated Net Investment Loss        $        (33,934)  $              -
                                            =================  =================


See Notes to Financial Statements.
10

                                  W I N S L O W  G R E E N  G R O W T H  F U N D


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period.


                                           SIX MONTHS             YEAR           NINE MONTHS (A)
                                              ENDED               ENDED              ENDED
                                            JUNE 30,           DECEMBER 31,        DECEMBER 31,
                                              2003                2002                2001
                                        -----------------   -----------------   -----------------

NET ASSET VALUE PER SHARE,
    Beginning of Period                  $      7.51         $     12.02         $     10.00
                                        -----------------   -----------------   -----------------
INCOME FROM
  INVESTMENT OPERATIONS
  Net investment loss                          (0.01)              (0.09)              (0.06)
  Net realized and unrealized gain
    (loss) on investments, options
    and foreign currency transactions           3.98               (4.42)               2.08
                                        -----------------   -----------------   -----------------
Total from Investment Operations                3.97               (4.51)               2.02
                                        -----------------   -----------------   -----------------

NET ASSET VALUE PER SHARE,
  End of Period                          $     11.48         $      7.51         $     12.02
                                        =================   =================   =================

TOTAL RETURN                                   52.86%             (37.52)%             20.20%

RATIO/SUPPLEMENTARY DATA
  Net assets at end of period
    (000's omitted)                      $    31,916         $    10,993         $    16,074
  Ratios to average net assets
  Net expenses                                  1.45% (b)           1.45%               1.45% (b)
  Expenses, excluding
    reimbursement/waiver of fees                2.73% (b)           2.48%               3.06% (b)
  Net investment loss, including
    reimbursement/waiver of fees               (0.50)%(b)          (0.98)%             (1.08)(b)

PORTFOLIO TURNOVER RATE                           49%                114%                 98%

---------------------------
(a) Commenced operations on April 1, 2001.
(b) Annualized.


See Notes to Financial Statements.

W I N S L O W  G R E E N  G R O W T H  F U N D

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

This report relates to the Winslow Green Growth Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Fund seeks capital appreciation through environmentally responsible investing. The Trust is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty series.

The Fund commenced operations on April 1, 2001, after it acquired the net assets of Winslow Environmental Growth Fund (the "CTF"), a common trust fund, in exchange for Fund shares. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value.


NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked prices. Short-term instruments that mature in sixty days or less may be valued at amortized cost unless the Fund's Investment Adviser believes another valuation is more appropriate.

                                  W I N S L O W  G R E E N  G R O W T H  F U N D

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Securities (including restricted securities) for which market quotations are insufficient or not readily available, or in the judgment of the Fund's Investment Adviser, the prices or values available do not represent the fair value of the instrument, are valued in good faith, at the direction of the Trust's Board of Trustees. Investments in other open-ended regulated investment companies are valued at net asset value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of the changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

OPTIONS - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

W I N S L O W  G R E E N  G R O W T H  F U N D

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

NOTE 3.  ADVISORY  FEES,  SERVICING  FEES AND OTHER  TRANSACTIONS  WITH  RELATED
PARTIES

INVESTMENT ADVISER - The Fund's investment adviser is Adams, Harkness & Hill, Inc., (the "Adviser"), through its principal asset management division, Winslow Management Company. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.90% of the Fund's average daily net assets.

SHAREHOLDER SERVICE AGENT - The Trust has adopted a shareholder servicing plan (the "Plan") with respect to the Fund under which Forum Administrative Services, LLC ("FAdS") is authorized to enter into shareholder service

                                  W I N S L O W  G R E E N  G R O W T H  F U N D

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

agreements with financial institutions and other persons who provide services for and maintain shareholder accounts as set forth in the Plan. Under the Plan, the Trust, through FAdS, pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship. FAdS has voluntarily agreed to waive shareholder service fees so that total fees paid under the plan do not exceed 0.10% of the Fund's average daily net assets.

DISTRIBUTOR - Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is the Fund's distributor, and receives no compensation from the Fund for this service.

OTHER TRANSACTIONS WITH RELATED PARTIES - The Fund's administrator is FAdS. For its services, FAdS receives an administrative fee of $24,000 annually, plus 0.10% of the Fund's average daily net assets. The Fund's transfer agent and dividend disbursing agent is Forum Shareholder Services, LLC ("FSS"). FSS receives a fee of $30,000 annually, certain out-of-pocket expenses, and annual shareholder account fee of $24 per shareholder account. Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Fund. For its services, FAcS receives a fee of $42,000 annually, 0.01% of the Fund's average daily net assets, plus certain out-of-pocket expenses. The custodian is Forum Trust, LLC, to which the Fund pays an annual maintenance fee of $3,600, 0.01% of the Fund's average daily net assets, and certain transaction and safekeeping fees.

NOTE 4.  WAIVER/REIMBURSEMENT OF FEES

The Adviser has agreed contractually to waive a portion of its fee and reimburse certain expenses so that total annual operating expenses do not exceed 1.45% of average daily net assets through April 30, 2004.

The Adviser contractually waived fees of $61,035 and reimbursed certain expenses totaling $10,052 for the period ending June 30, 2003. FAdS voluntarily waived shareholder service fees totaling $15,905. FAdS has voluntarily agreed to waive a portion of its fee due under the shareholder service plan so that total fees paid under the plan do not exceed 0.10% of the Fund's average daily net assets. FAdS can eliminate this voluntary waiver at any time.

W I N S L O W  G R E E N  G R O W T H  F U N D

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 5.  SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term investments, were $15,835,274 and $6,976,574, respectively, for the period ending June 30, 2003. The Fund placed a portion of its portfolio transactions with a brokerage firm which is an affiliate of Adams, Harkness & Hill, Inc. The commissions paid to this affiliated firm were $83,452 for the period.

The cost basis of investment securities owned as of June 30, 2003, was $24,176,628, and the net unrealized appreciation of investment securities was $4,979,007. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost was $6,204,840, and the aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value was $1,225,833.

NOTE 6.  WRITTEN OPTION TRANSACTIONS

Transactions in options written during the period ended June 30, 2003 were as follows:

                                                      CALLS
                                          ------------------------------
                                              Number
                                           of Contracts      Premiums
                                          --------------  --------------

OUTSTANDING, JANUARY 1, 2003                       -          $      -

Options written                                  100            11,512

Options terminated in closing transactions         -                 -

Options exercised                                  -                 -

Options expired                                    -                 -
                                          --------------  --------------

OUTSTANDING, JUNE 30, 2003                       100          $ 11,512
                                          --------------  --------------

W I N S L O W  G R E E N  G R O W T H  F U N D

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 7.  PAYMENTS BY AFFILIATE

For the year ended December 31, 2002, the Adviser made a contribution to the Fund to offset two compliance violations. This amount is reflected as a payment by affiliate on the Statements of Changes in Net Assets. This payment had no effect on the total return of the Fund.

                                 W I N S L O W
                                 -------------
                               GREEN GROWTH FUND


                              Two Portland Square
                             Portland, Maine 04101
                                 (888) 314-9049
                                  www.wggf.com


                               INVESTMENT ADVISER
                          Adams, Harkness & Hill, Inc.
               (through its Winslow Management Company Division)
                          60 State Street, 12th Floor
                          Boston, Massachusetts 02109


                                  DISTRIBUTOR
                            Forum Fund Services, LLC
                              Two Portland Square
                             Portland, Maine 04101


                                 TRANSFER AGENT
                        Forum Shareholder Services, LLC
                                  P.O. Box 446
                             Portland, Maine 04112
                                 (888) 314-9049


                   This report is authorized for distribution
                    only to shareholders and others who have
                   received a copy of the Fund's prospectus.

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a) - The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a) Not applicable.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(c) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).